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Occidental Petroleum Corporation 2019 Proxy Statement Notice of Annual Meeting of Stockholders Annual Meeting | Friday, May 10, 2019 Occidental Petroleum Conference Center  |  5 Greenway Plaza, Houston, Texas

DEAR FELLOW STOCKHOLDERS:

On behalf of the Board of Directors, we are pleased to invite you to attend Occidental’s 2019 Annual Meeting of Stockholders. The meeting will be held at the Occidental Petroleum Conference Center, 5 Greenway Plaza, Houston, Texas 77046, on Friday, May 10, 2019, at 9:00 a.m. As in prior years, we will address the voting items in this Proxy Statement, review our financial and operational performance, and provide you with an opportunity to ask questions.

Performance

2018 was a year of financial and operational success at Occidental. Executing on our strategy, we generated net income of $4.1 billion and delivered a peer-leading return on capital employed(1) of 14%. With outstanding performance across our business segments, we returned over $3.6 billion to our stockholders through our sector-leading dividend and our share repurchase program.

Oversight

The Board continued to provide comprehensive oversight of our long-term strategic direction. The Board discusses strategy at each regularly scheduled meeting and annually dedicates one board meeting to an in-depth strategic review. During the 2018 strategy review, directors engaged in robust discussions with senior leaders from the Oil and Gas, Midstream and Marketing, and Chemical business segments and key corporate functions, including Compliance, Community Engagement, Public Affairs and Social Responsibility. The directors also received the latest updates from the Oxy Low Carbon Ventures team, whose mission is to promote innovative low-carbon technologies that drive cost efficiencies to grow our business while reducing emissions.

Engagement

We value your views. If you would like to write to the Board, you may address your correspondence to the Board of Directors, in care of the Corporate Secretary, Occidental Petroleum Corporation, 5 Greenway Plaza, Suite 110, Houston, Texas 77046.

A meeting agenda and details follow, as well as voting instructions. We encourage you to vote your shares promptly, and thank you for your continued support of Occidental.

Sincerely,

Vicki Hollub President and Chief Executive Officer	Eugene L. Batchelder Chairman of the Board

(1)	Return on Capital Employed is a non-GAAP financial measure. See Appendix A for a reconciliation to GAAP.

2019 ANNUAL MEETING

  Notice of Annual Meeting of Stockholders

You are cordially invited to attend Occidental’s 2019 Annual Meeting of Stockholders, to be held at 9:00 a.m. on Friday, May 10, 2019, at the Occidental Petroleum Conference Center, 5 Greenway Plaza, Houston, Texas 77046.

At the meeting, stockholders will act on the following matters and consider all other matters properly brought before the meeting:

■	To elect the nine directors named in the proxy statement to serve until the 2020 Annual Meeting;
■	To act on an advisory vote to approve named executive officer compensation;
■	To ratify the selection of KPMG LLP as Occidental’s independent auditor for the fiscal year ending December 31, 2019;
■	To act on a stockholder proposal requesting to lower the stock ownership threshold to call special stockholder meetings, if properly presented at the meeting; and
■	To transact such other business as may properly come before the meeting.

A Notice of Internet Availability or proxy card is being mailed beginning on or about March 28, 2019 to each stockholder of record as of the close of business on March 15, 2019, the record date for the determination of stockholders entitled to receive notice of, attend and vote at the meeting. Admittance to the meeting will require an admission ticket. Please see “Admission to the Annual Meeting” on page 58 for advance registration instructions.

Regardless of whether you plan to attend the meeting, we encourage you to vote by following the internet instructions provided in the Notice of Internet Availability. If you received a paper copy of the proxy materials or a voting instruction form, you may also vote by telephone or by marking, signing and returning the proxy card or voting instruction form in the envelope provided. This will ensure that your shares are represented and will save Occidental additional expenses of soliciting proxies.

By Order of the Board,

Nicole E. Clark

Vice President, Associate General Counsel
and Corporate Secretary

Occidental Petroleum Corporation
5 Greenway Plaza, Suite 110
Houston, Texas 77046

March 28, 2019

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Proxy Statement Summary

This section highlights certain important information presented in this Proxy Statement and is intended to assist you in evaluating the matters to be voted on at the meeting. We encourage you to read the Proxy Statement in its entirety before you cast your vote. For more information regarding Occidental’s 2018 performance, please review Occidental’s Annual Report on Form 10-K for the year ended December 31, 2018 (the Annual Report).

Agenda Items and Voting Recommendations

		Board Vote	Page
		Recommendation	Reference
Proposal 1:	Election of Nine Directors	FOR each nominee	11
Proposal 2:	Advisory Vote to Approve Named Executive Officer Compensation	FOR	53
Proposal 3:	Ratification of the Selection of KPMG as Independent Auditor	FOR	54
Proposal 4:	Stockholder Proposal Requesting to Lower the Stock Ownership Threshold to Call Special Stockholder Meetings	AGAINST	56

How to Vote Your Shares

You can vote using any of the following methods:

ONLINE	CALL	MAIL	IN PERSON
Online using your smartphone or computer at www.proxyvote.com	By telephone call to 1-800-690-6903	Completing, signing and returning your proxy or voting instruction card in the postage-paid envelope	If you plan to attend the Annual Meeting in person, you must request an admission ticket, as described on page 58.

Corporate Governance Highlights

Relating to the Board
Independent Chairman of the Board	Board committees comprised entirely of independent directors
Annual elections of the entire Board by majority of votes cast (for uncontested elections)	Director retirement age policy of 75
Mandatory resignation if a majority vote is not received (for uncontested elections)	Meaningful director stock ownership guidelines (6x annual cash retainer)
Demonstrated commitment to Board refreshment (3 new directors in the last 5 years)	Annual evaluations of the Board, each committee, and individual directors
Relating to Stockholder Rights
Ability of stockholders to call a special meeting (at a 25% threshold)	Confidential Voting Policy
Ability of stockholders to act by written consent	No poison pill or similar plan
Stockholder right to proxy access (3% for 3 years, up to 20% of the Board)	Governance Committee Policy to consider properly- submitted stockholder-recommended director nominees
Semi-annual stockholder engagement program	No supermajority voting requirements

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Current Board and Committee Memberships

Name[1]	Principal Occupation	Director since	Independent	Audit	Corporate Governance, Nominating and Social Responsibility	Environmental, Health and Safety	Executive Compensation
				Committee Memberships			
Spencer Abraham	Chairman and Chief Executive Officer, The Abraham Group	2005	✓		Member		Member
Howard I. Atkins	Former Senior Executive Vice President and Chief Financial Officer, Wells Fargo	2010	✓	Member		Member	
Eugene L. Batchelder	Former Senior Vice President and Chief Administrative Officer, ConocoPhillips	2013	✓		Member		
John E. Feick	Executive Chairman, Matrix Solutions	1998	✓			Chair	Member
Margaret M. Foran	Chief Governance Officer, Senior Vice President and Corporate Secretary, Prudential Financial	2010	✓		Member		Chair
Carlos M. Gutierrez	Co-Chair, Albright Stonebridge Group	2009	✓	Member	Chair		
Vicki Hollub	President and Chief Executive Officer, Occidental	2015					
William R. Klesse	Former Chief Executive Officer and Chairman of the Board, Valero Energy	2013	✓			Member	Member
Jack B. Moore	Former President and Chief Executive Officer, Cameron International	2016	✓			Member	Member
Avedick B. Poladian	Former Executive Vice President and Chief Operating Officer, Lowe Enterprises	2008	✓	Chair	Member		
Elisse B. Walter	Former Chairman, U.S. Securities and Exchange Commission	2014	✓	Member		Member	

(1) Messrs. Atkins and Feick are retiring from the Board effective at the 2019 Annual Meeting.

Chair — *Member* — *Audit* — *Corporate Governance, Nominating and Social Responsibility* — *Environmental, Health and Safety* — *Executive Compensation*

Name(1) Principal Occupation Director since Independent Committee Memberships Spencer Abraham Chairman and Chief Executive Officer, The Abraham Group 2005 Howard I. Atkins Former Senior Executive Vice President and Chief Financial Officer, Wells Fargo 2010 Eugene L. Batchelder Former Senior Vice President and Chief Administrative Officer, ConocoPhillips 2013 John E. Feick Executive Chairman, Matrix Solutions 1998 Margaret M. Foran Chief Governance Officer, Senior Vice President and Corporate Secretary, Prudential Financial 2010 Carlos M. Gutierrez Co-Chair, Albright Stonebridge Group 2009 Vicki Hollub President and Chief Executive Officer, Occidental 2015 William R. Klesse Former Chief Executive Officer and Chairman of the Board, Valero Energy 2013 Jack B. Moore Former President and Chief Executive Officer, Cameron International 2016 Avedick B. Poladian Former Executive Vice President and Chief Operating Officer, Lowe Enterprises 2008 Elisse B. Walter Former Chairman, U.S. Securities and Exchange Commission 2014

Director Nominee Highlights

The Board seeks to achieve a diverse and broadly inclusive membership. The director nominees bring varying perspectives to the boardroom by virtue of their diverse backgrounds and experiences, qualifications, skills, genders, ethnicities and tenures on the Board. To better convey the well-roundedness of Occidental’s director nominees, we have included a skills matrix on page 17 that identifies the particular core competencies of each director nominee that have contributed to his or her nomination to the Board.

INDEPENDENCE	TENURE	DIVERSITY

Occidental’s governance policies require that independent directors comprise at least two-thirds of the members of the Board (a policy that exceeds New York Stock Exchange (NYSE) requirements). The Board has determined that each of the retiring directors and all director nominees, other than Ms. Hollub, meet the independence standards set by the NYSE.	The average tenure of the director nominees is 7.5 years, which we believe reflects a balance of company experience and new perspectives.	The Board is committed to achieving a diverse and broadly inclusive membership. Four of our nine director nominees are diverse, based on gender and ethnicity.

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2018 Business Performance Highlights

Overview

Occidental’s mission is to develop energy resources safely, profitably and responsibly to maximize long-term value for our stockholders. Occidental is focused on delivering its value proposition through continual enhancements to its asset quality, organizational capability and innovative technical applications that provide competitive advantages. Occidental’s principal businesses consist of three segments: oil and gas, midstream and marketing and chemical.

OIL AND GAS	MIDSTREAM AND MARKETING	CHEMICAL

The Oil and Gas segment explores for, develops and produces oil and condensate, natural gas liquids (NGLs) and natural gas. Occidental holds a leading position in the Permian Basin, and its international operations are in Oman, the United Arab Emirates and Qatar in the Middle East and Colombia in Latin America.	The Midstream and Marketing segment purchases, markets, gathers, processes, transports and stores oil, condensate, NGLs, natural gas, carbon dioxide and power primarily in support of Occidental’s upstream businesses. It also trades around its assets, including transportation and storage capacity, and invests in entities that conduct similar activities.	The Chemical segment (OxyChem) is a leading North American manufacturer of PVC resins, chlorine and caustic soda – key building blocks for a variety of indispensable products such as durable, long-life plastics, pharmaceuticals and water treatment chemicals. OxyChem has manufacturing facilities in the U.S., Canada and Latin America.

Performance Highlights

For information regarding the relationship between our performance highlights and the executive compensation program, please see “Compensation Discussion and Analysis,” beginning on page 25.

STRATEGIC	FINANCIAL

■  Enhanced the value of our portfolio through acreage trades and the monetization of non-core assets.

■  Allocated capital to projects expected to achieve the highest returns on capital employed.

■  Achieved the low oil price breakeven plan six months ahead of schedule, which will allow Occidental to cover the dividend and production-sustaining capital at $40 West Texas Intermediate (WTI) price per barrel of oil, with 5 to 8+% production growth at $50 WTI.

■  Formed Oxy Low Carbon Ventures, a business unit dedicated to advancing low-carbon technologies that will grow Occidental’s business while reducing emissions.

■  Maintained investment grade credit ratings and a conservative balance sheet, with a year-end cash balance of $3.0 billion.

■  Increased the annualized dividend rate to $3.12 per share in July 2018. Occidental has paid quarterly dividends continuously since 1975.

■  Resumed the share repurchase program with more than $1.2 billion in stock repurchases in 2018.

■  Returned over $3.6 billion to stockholders through the dividend and stock repurchases.

■  Achieved record earnings in the Chemical and Midstream and Marketing segments.

OPERATIONAL	SAFETY & ENVIRONMENTAL

■  Increased worldwide production volumes from ongoing operations by 11% to an average of 658,000 barrels of oil equivalent (BOE) per day.

■  Increased production from Permian Resources by over 50% year-over-year, where Occidental achieved peer-leading well results.

■  Increased operating efficiencies with the start-up of the Aventine logistics hub, the first integrated logistics-and-maintenance hub in the Permian Basin.

■  Improved the capacity at Al Hosn Gas, our joint venture with Abu Dhabi National Oil Company, by 11% with a minimal investment.

■  Conducted operations with a focus on environmental stewardship.

■  Emphasized safety in the workplace. Occidental’s worldwide employee Injury Incident Rate (IIR) has been less than one recordable injury per 100 employees for 23 consecutive years.

■  Dedicated resources to advancing carbon capture, utilization and storage (CCUS) projects for anthropogenic (man-made) carbon dioxide.

■  Enhanced the disclosure of climate-related risks and opportunities to our business with the publication of our first climate report in 2018.

■  Increased water recycling capacity in the Permian Basin to minimize fresh water usage.

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Executive Compensation Program Summary

The Executive Compensation Committee (Compensation Committee) strives to maintain a compensation program that will attract, retain and motivate outstanding executives by providing incentives to reward them for superior performance that supports Occidental’s long-term strategic objectives, whether in an up- or down-cycle commodity price environment, and is competitive with industry practices.

■	Primary elements are “direct compensation,” which consist of base salary, an Annual Cash Incentive award and a long-term incentive award package.
■	Direct compensation is heavily weighted toward long-term incentive awards, which are paid in shares of common stock.
■	A substantial majority of executive officer compensation is performance-based and at risk.

The Compensation Committee sets each element of direct compensation at its February committee meeting with the goal of allocating compensation in a manner consistent with Occidental’s compensation philosophy, which emphasizes long-term, performance-based pay.

ALLOCATION OF DIRECT COMPENSATION ELEMENTS IN 2018(1)

90% of Ms. Hollub's (and an average of 85% of the other named executive officers') 2018 target direct compensation opportunity is variable, or at risk. The ultimate value of at risk compensation is dependent on company performance outcomes, the result of the Compensation Committee's assessment of each individual's performance and Occidental's stock price performance.

CEO TARGET DIRECT COMPENSATION MIX
10%
Fixed Pay
90%
Variable, or
"At Risk," Pay
10%
15%
25% Cash
34%
19%
22%
75% Stock Awards
Stock-based Compensation
Total Shareholder Return (TSR) Award
Cash Return on Capital Employed (CROCE) Award
Restricted Stock Unit (RSU) Award
Cash Compensation
Annual Cash Incentive
Base Salary

(1)	Target direct compensation is composed of 2018 base salary, target Annual Cash Incentive award opportunity, and the grant date fair value of 2018 long-term incentive awards.

At the 2018 Annual Meeting, Occidental’s advisory vote to approve executive compensation received support from approximately 96% of the total votes cast.

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Highlights of Executive Compensation Program Policies and Practices

The executive compensation program for the named executive officers includes many best-practice features that are intended to enhance the alignment of compensation with the interests of Occidental’s stockholders:

WHAT WE DO

Pay for Performance.	Emphasize Stock Ownership.
A substantial majority of named executive officer compensation is performance-based. The Compensation Committee reviews the metrics underlying the long-term incentive program and Annual Cash Incentive award annually to evaluate their continued alignment with Occidental’s business priorities.	Long-term incentive awards are payable solely in shares of common stock and the net shares received upon each Restricted Stock Unit (RSU) award vesting are subject to a two-year holding period. In addition, the named executive officers (as well as other executives) are subject to meaningful stock ownership guidelines, ranging from three times to six times the officer’s annual base salary.

Act on Stockholder Feedback.	Monitor Compensation Risk.
During 2017, stockholders indicated a preference for the inclusion of a capital returns-based metric in the long-term incentive program. The new CROCE award is intended to further align compensation with Occidental’s strategy and respond to stockholder feedback.	The executive compensation program includes multiple features that are intended to appropriately control motivations for excessive risk-taking. The Compensation Committee conducts an annual assessment of the program to identify any potential areas that may encourage excessive risk-taking.

Clawback for Misconduct.	Use Double-Trigger Equity Vesting.
The Compensation Committee has the authority to claw back Annual Cash Incentive awards and long-term incentive awards for violations of Occidental’s Code of Business Conduct and related policies.	Pursuant to the 2015 Long-Term Incentive Plan (2015 LTIP), equity awards vest in the event of a change in control only if there is also a qualifying termination of employment.

WHAT WE DON’T DO

No Dividend Equivalents on Unvested Performance Awards.	No Golden Parachute Payments.
The golden parachute policy provides that, subject to certain exceptions, Occidental will not grant golden parachute benefits (as defined in the policy) to any senior executive which exceed 2.99 times his or her salary plus annual cash incentive without stockholder approval.
Under the 2015 LTIP, dividends and dividend equivalent rights are subject to the same performance goals as the underlying award and will not be paid until the performance award has vested and becomes earned (except in the case of certain retention awards).

No Hedging or Derivative Transactions.	No Repricing of Stock Options.
Executive officers are not permitted to engage in transactions that hedge or offset the market value of Occidental’s common stock or transact in derivatives of Occidental’s common stock.	The 2015 LTIP does not permit the repricing of stock options or stock appreciation rights without stockholder approval.

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PROPOSAL 1:	ELECTION OF DIRECTORS

Director Nominations

The Board is committed to recruiting and nominating directors for election who will collectively provide the Board with the necessary diversity of skills, backgrounds and experiences to meet Occidental’s ongoing needs and support oversight of our business strategy and priorities. In recommending candidates for election to the Board, the Corporate Governance, Nominating and Social Responsibility Committee (Governance Committee) evaluates a candidate’s character; judgment; skill set and experience in light of Occidental’s current and future needs and strategic priorities; independence; other time commitments, including other public and private company board memberships; and any other factors that the Governance Committee deems relevant. In addition, in determining whether to recommend incumbent directors for re-election to the Board, the Governance Committee also reviews and considers the director’s board and committee meeting attendance; the level of support that the director’s nomination received at the most recent annual stockholders’ meeting; and the well-roundedness of the Board as a whole.

In 2019, the Governance Committee recommended to the Board, and the Board approved, the nomination of Spencer Abraham, Eugene L. Batchelder, Margaret M. Foran, Carlos M. Gutierrez, Vicki Hollub, William R. Klesse, Jack B. Moore, Avedick B. Poladian and Elisse B. Walter to serve for a one-year term ending at the 2020 Annual Meeting, but in any event, until his or her successor is elected and qualified, unless ended earlier due to his or her death, resignation, disqualification or removal from office. Messrs. Howard Atkins and John Feick will retire from the Board effective at the 2019 Annual Meeting. The Board thanks them for their years of service to Occidental.

About the Director Nominees

All of the director nominees are currently directors of Occidental who were elected by stockholders at the 2018 Annual Meeting. In the event any nominee should be unavailable to serve at the time of the meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors, or the Board of Directors may reduce the number of directors to eliminate the vacancy.

Biographical information with respect to each of the director nominees, together with a list of competencies that contributed to the conclusion that such person should serve as a director, is presented below. An overview of the core competencies of each director nominee is featured in a skills matrix on page 17.

The Board of Directors recommends a vote FOR each of the director nominees.

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SPENCER ABRAHAM

Director since 2005 | Age 66 | Independent

Board Committees:

■  Governance

■  Executive Compensation

Current Public Company Directorships:

■  Uranium Energy Corp. (Chairman)

■  PBF Energy Inc.

■  NRG Energy, Inc.

■  Two Harbors Investment Corp.

Core Competencies:

■  Corporate Governance

■  Environmental, Health, Safety & Sustainability

■  Executive Compensation

■  Government, Legal & Regulatory

■  International Experience

■  Risk Management

■  Technology/Cyber Security

Secretary Abraham is Chairman and Chief Executive Officer of The Abraham Group LLC, an international strategic consulting firm based in Washington, D.C. He represented Michigan in the United States Senate for six years, where he authored 22 pieces of legislation, including several pieces of ground-breaking technology legislation. President George W. Bush selected him as the tenth Secretary of Energy in 2001 and during his tenure at the Energy Department from 2001 through January 2005, he developed policies and regulations to ensure the nation’s energy security, was responsible for the U.S. Strategic Petroleum Reserve, oversaw domestic oil and gas development policy and developed relationships with international governments. Secretary Abraham is a member of the Board of Trustees of the California Institute of Technology; the Chairman of the American Task Force for Lebanon; and a former board member of iCX Technology, a manufacturer of high-tech security products, and C3-IoT, a private technology company. Secretary Abraham holds a Juris Doctor degree from Harvard Law School and is the author of “Lights Out!: Ten Myths About (and Real Solutions to) America’s Energy Crisis.”

EUGENE L. BATCHELDER

Director since 2013 | Age 71 | Independent Chairman since 2015 Board Committees: ■ Governance

Core Competencies:

■  Executive Compensation

■  Finance/Capital Markets

■  Financial Reporting/Accounting Experience

■  Industry Background

■  Public Company Executive Experience

■  Risk Management

■  Technology/Cyber Security

Mr. Batchelder retired in 2012 as the Senior Vice President and Chief Administrative Officer at ConocoPhillips, an integrated global energy company. In this role, from 2009 until his retirement, he was responsible for global shared services, human resources, facilities, information technology, security, aviation, executive services, and corporate affairs, which included investor relations, corporate communications and contributions. Mr. Batchelder served as Senior Vice President and Chief Information Officer of ConocoPhillips from 2002 to 2009. Prior to the merger of Conoco and Phillips Petroleum in 2002, Mr. Batchelder was promoted to increasingly senior positions within Phillips Petroleum companies, including information technology and financial management positions. Mr. Batchelder is a Director of Laurel’s Army Foundation, a past trustee and governor of the Oklahoma State University Foundation, and past president and board member of the Oklahoma State University Alumni Association. Mr. Batchelder holds a bachelor’s degree in Accounting from Oklahoma State University and is a certified public accountant (inactive).

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MARGARET M. FORAN

Director since 2010 | Age 64 | Independent Board Committees: ■ Executive Compensation (Chair) ■ Governance

Core Competencies:

■  Corporate Governance

■  Environmental, Health, Safety & Sustainability

■  Executive Compensation

■  Government, Legal & Regulatory

■  Investor Relations

■  Public Company Executive Experience

■  Risk Management

Ms. Foran is Chief Governance Officer, Senior Vice President and Corporate Secretary of Prudential Financial, Inc., a global provider of insurance, investment management and financial products. In this role, Ms. Foran oversees governance, shareholder services and sustainability. Prior to joining Prudential, she was Executive Vice President, General Counsel and Corporate Secretary at Sara Lee Corporation from 2008 to 2009; Senior Vice President, Associate General Counsel and Corporate Secretary at Pfizer Inc. from 1997 to 2008; and Vice President and Assistant General Counsel at J.P. Morgan & Co. Ms. Foran is a former director of The MONY Group Inc. and MONY Life Insurance Company. She served as Co-Chair and a director of the Council of Institutional Investors (CII) and Co-Chair of the CII International Corporate Governance Committee. She is the former Chair of the American Bar Association Committee on Corporate Governance. Ms. Foran is the former Chair of the Coordinating Committee of the Business Roundtable Corporate Governance Task Force. She previously served two terms on the Standing Advisory Group of the Public Company Accounting Oversight Board (PCAOB) and is a member of the Economic Club of New York. Ms. Foran is a Trustee of the Committee for Economic Development, as well as a member of the Notre Dame Law School Advisory Council. Ms. Foran has a Juris Doctor degree from the University of Notre Dame.

CARLOS M. GUTIERREZ

Director since 2009 | Age 65 | Independent

Board Committees:

■  Governance (Chair)

■  Audit

Current Public Company Directorships:

■  MetLife, Inc.

Former Public Company Directorships

(within the last 5 years):

■  Time Warner Inc.

Core Competencies:

■  Executive Compensation

■  Financial Reporting/Accounting Experience

■  Government, Legal & Regulatory

■  International Experience

■  Investor Relations

■  Public Company Executive Experience

■  Risk Management

Secretary Gutierrez is Co-Chair of Albright Stonebridge Group, a commercial diplomacy and strategic advisory firm. Prior to joining Albright Stonebridge in April 2013, Secretary Gutierrez was Vice Chairman of the Institutional Clients Group and a member of the Senior Strategic Advisory Group at Citigroup Inc. from 2011 to February 2013. He joined Citigroup from communications and public affairs consulting firm APCO Worldwide Inc., where he was Chairman of the Global Political Strategies division in 2010. He served as U.S. Secretary of Commerce from February 2005 to January 2009, where he worked with foreign government and business leaders to advance economic relationships and enhance trade. Prior to his government service, Secretary Gutierrez was with Kellogg Company, a global manufacturer and marketer of well-known food brands, for nearly 30 years. After assignments in Latin America, Canada, Asia, and the United States, he became President and Chief Executive Officer in 1999 and Chairman of the Board in 2000, positions he held until 2005. Secretary Gutierrez currently serves as an external director on the U.S. Board of PwC, a private professional services firm, and Viridis Technologies, a private technology company. He is Chairman of the National Foreign Trade Council, a member of the Human Freedom Advisory Council at the George W. Bush Institute, the Bo’ao Asia Forum and the India Business Council and Chairman of the Board of Trustees of the Meridian International Center. He is also a co-founder of The Dream.US, a scholarship fund for undocumented students.

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VICKI HOLLUB

Director since 2015 | Age 59 President and Chief Executive Officer Current Public Company Directorships: ■ Lockheed Martin

Core Competencies:

■  Environmental, Health, Safety & Sustainability

■  Financial Reporting/Accounting Experience

■  Government, Legal & Regulatory

■  Industry Background

■  International Experience

■  Public Company Executive Experience

■  Risk Management

Ms. Hollub became President and Chief Executive Officer of Occidental Petroleum Corporation in April 2016. She has been a member of Occidental’s Board of Directors since 2015. Ms. Hollub joined Occidental more than 30 years ago and has held a variety of management and technical positions with responsibilities on three continents, including roles in the United States, Russia, Venezuela and Ecuador. Most recently, she served as Occidental’s President and Chief Operating Officer, overseeing the company’s oil and gas, chemical and midstream operations. Ms. Hollub previously was Senior Executive Vice President, Occidental Petroleum Corporation, and President, Oxy Oil and Gas, where she was responsible for operations in the U.S., the Middle East region and Latin America. Prior to that, she held a variety of leadership positions, including President, Oxy Oil and Gas, Americas; Executive Vice President, U.S. Operations, Oxy Oil and Gas; and Executive Vice President, California Operations. Ms. Hollub serves on the boards of Lockheed Martin, the American Petroleum Institute and Khalifa University for Science and Technology in Abu Dhabi. She is the chair of the U.S. Secretary of Energy Advisory Board, U.S. chair for the U.S.-Colombia Business Council and a member of the World Economic Forum and the Oil and Gas Climate Initiative. A graduate of the University of Alabama, Ms. Hollub holds a Bachelor of Science in Mineral Engineering. She was inducted into the University of Alabama College of Engineering 2016 class of Distinguished Engineering Fellows.

WILLIAM R. KLESSE

Director since 2013 | Age 72 | Independent

Board Committees:

■  Environmental, Health and Safety

■  Executive Compensation

Current Public Company Directorships:

■  MEG Energy

Former Public Company Directorships

(within the last 5 years):

■  Valero Energy Corporation

Core Competencies:

■  Executive Compensation

■  Finance/Capital Markets

■  Financial Reporting/Accounting Experience

■  Industry Background

■  Investor Relations

■  Public Company Executive Experience

■  Risk Management

Mr. Klesse is the former Chief Executive Officer and former Chairman of the Board of Valero Energy Corporation (Valero), an international manufacturer and marketer of transportation fuels, other petrochemical products and power. He joined the Valero board as Vice Chairman in 2005 and served as Chairman of the Board from 2007 until his retirement in December 2014. From 2006 to May 2014, he served as Chief Executive Officer of Valero and served as President from 2008 to 2013. From 2003 to 2005, Mr. Klesse was Valero’s Executive Vice President and Chief Operating Officer. Prior to that, he served as Executive Vice President of Refining and Commercial Operations following Valero’s 2001 acquisition of Ultramar Diamond Shamrock Corporation, where he had been Executive Vice President of the company’s refining operations. Mr. Klesse began his 40-plus year career in the energy industry at Diamond Shamrock Corporation, which merged with Ultramar Corporation in 1996. Mr. Klesse is a trustee of the Texas Biomedical Research Institute and United Way of San Antonio and Bexar County and serves on the Advisory Board of the San Antonio Food Bank. Mr. Klesse holds a bachelor’s degree in Chemical Engineering from the University of Dayton and a Master of Business Administration with an emphasis in Finance from West Texas A&M University.

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JACK B. MOORE

Director since 2016 | Age 65 | Independent

Board Committees:

■  Environmental, Health and Safety

■  Executive Compensation

Current Public Company Directorships:

■  KBR Inc.

■  ProPetro Holding Corp.

■  Rowan Companies plc

Former Public Company Directorships

(within the last 5 years):

■  Cameron International Corporation

Core Competencies:

■  Environmental, Health, Safety & Sustainability

■  Executive Compensation

■  Financial Reporting/Accounting Experience

■  Industry Background

■  International Experience

■  Public Company Executive Experience

■  Risk Management

Mr. Moore most recently served as President and Chief Executive Officer of Cameron International Corporation, a multinational oil and gas drilling and production equipment maker that was publicly traded until its acquisition by Schlumberger, from April 2008 to October 2015 and served as Chairman of the Board of Cameron from May 2011 until its acquisition by Schlumberger in April 2016. Mr. Moore served as Cameron’s President and Chief Operating Officer from January 2007 to April 2008. Mr. Moore joined Cameron in 1999 and, prior to that, held various management positions at Baker Hughes Incorporated, where he was employed for over 20 years. Mr. Moore actively serves in leadership positions within the Petroleum Equipment and Services Association, the University of Houston, the United Way of Greater Houston and Memorial Assistance Ministries. Mr. Moore is a graduate of the University of Houston with a B.B.A. degree and attended the Advanced Management Program at Harvard Business School.

AVEDICK B. POLADIAN

Director since 2008 | Age 67 | Independent

Board Committees:

■  Audit (Chair)

■  Governance

Current Public Company Directorships:

■  California Resources Corporation

■  Public Storage

■  Western Asset Management Company Funds

Core Competencies:

■  Corporate Governance

■  Executive Compensation

■  Finance/Capital Markets

■  Financial Reporting/Accounting Experience

■  Government, Legal & Regulatory

■  Risk Management

■  Technology/Cyber Security

Mr. Poladian is currently a director and the former Executive Vice President and Chief Operating Officer (2002-2016) of Lowe Enterprises, Inc., a privately-held diversified national real estate company active in commercial, residential and hospitality property investment, management and development. During his tenure as Chief Operating Officer, Mr. Poladian oversaw human resources, risk management, construction, finance and legal functions across the firm. Mr. Poladian was with Arthur Andersen from 1974 to 2002, admitted to Partner in 1984, Managing Partner, Pacific Southwest in 1989, and is a certified public accountant (inactive). He is a past member of the Young Presidents Organization, the California Society of CPAs and the American Institute of CPAs. Mr. Poladian was appointed to the California State Board of Accountancy and served in the position for nine years. He is a Director Emeritus of the YMCA of Metropolitan Los Angeles, a member of the Board of Advisors of the Ronald Reagan UCLA Medical Center and a former Trustee of Loyola Marymount University. Mr. Poladian holds a bachelor’s degree in Accounting from Loyola Marymount University.

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ELISSE B. WALTER

Director since 2014 | Age 68 | Independent Board Committees: ■ Audit ■ Environmental, Health and Safety

Core Competencies:

■  Corporate Governance

■  Environmental, Health, Safety & Sustainability

■  Finance/Capital Markets

■  Financial Reporting/Accounting Experience

■  Government, Legal & Regulatory

■  Investor Relations

■  Risk Management

Ms. Walter was appointed Commissioner of the U.S. Securities and Exchange Commission (SEC) by President George W. Bush and served in that capacity from 2008 until 2013. President Barack Obama designated her as the 30th Chairman of the SEC in December 2012, a role she served in until 2013. Prior to her appointment as an SEC Commissioner, she was with the Financial Industry Regulatory Authority (FINRA) and its predecessor, the National Association of Securities Dealers (NASD), from 1996 to 2008. She served as Senior Executive Vice President, Regulatory Policy and Programs for FINRA and held the comparable position at NASD before its 2007 consolidation with NYSE Member Regulation. Earlier in her career, she served as the General Counsel of the Commodity Futures Trading Commission from 1994 to 1996 and as Deputy Director of the SEC Division of Corporation Finance from 1986 to 1994. Among the honors Ms. Walter has received are the Presidential Rank Award (Distinguished), the ASECA William O. Douglas Award, the SEC Chairman’s Award for Excellence and the Federal Bar Association’s Philip A. Loomis, Jr. and Manuel F. Cohen Awards. She is a member of the Academy of Women Achievers of the YWCA of the City of New York and the DirectWomen Institute. Ms. Walter serves on the SASB Foundation Board of Directors; the Board of Directors of the National Women’s Law Center; the Board of Directors of the FINRA Investor Education Foundation; the Board of Governors of FINRA; and as a member of the Securities and Exchange Commission’s Investor Advisory Committee and Fixed Income Market Structure Advisory Committee. She is a noted public speaker before investor, corporate, legal and accounting audiences on securities law, governance, disclosure, sustainability and accounting issues. Ms. Walter holds a B.A. in Mathematics, cum laude, from Yale University and a J.D., cum laude, from Harvard Law School.

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Summary of Director Nominee Core Competencies and Composition Highlights

The following chart summarizes the competencies that the Board considers valuable to effective oversight of the Company, and illustrates how the current Board members individually and collectively represent these key competencies. The lack of an indicator for a particular item does not mean that the director does not possess that qualification, skill or experience. We look to each director to be knowledgeable in these areas; rather, the indicator represents that the item is a core competency that the director brings to the Board.

Abraham Batchelder Foran Gutierrez Hollub Klesse Moore Poladian Walter CORPORATE GOVERNANCE contributes to the Board’s understanding of best practices in corporate governance matters • • • • ENVIRONMENTAL, HEALTH, SAFETY & SUSTAINABILITY contributes to the Board’s oversight and understanding of EHS and sustainability issues and their relationship to the company’s business and strategy • • • • • EXECUTIVE COMPENSATION contributes to the Board’s ability to attract, motivate and retain executive talent and to align compensation programs with stockholder interests • • • • • • • FINANCE/CAPITAL MARKETS valuable in evaluating Occidental’s capital structure, capital allocation and financial strategy (dividends/stock repurchases/financing) • • • • FINANCIAL REPORTING/ACCOUNTING EXPERIENCE critical to the oversight of the company’s financial statements and financial reports • • • • • • • GOVERNMENT, LEGAL & REGULATORY contributes to the Board’s ability to navigate regulatory dynamics and understand complex legal matters and public policy issues • • • • • • INDUSTRY BACKGROUND contributes to a deeper understanding of our business strategy, operations, key performance indicators and competitive environment • • • • INTERNATIONAL EXPERIENCE critical to cultivating and sustaining business and governmental relationships internationally and providing oversight of our multinational operations • • • • INVESTOR RELATIONS contributes to the Board’s understanding of investor concerns and perceptions • • • • PUBLIC COMPANY EXECUTIVE EXPERIENCE contributes to the Board’s understanding of operations and business strategy and demonstrates leadership ability • • • • • • RISK MANAGEMENT contributes to the identification, assessment and prioritization of significant risks facing the company • • • • • • • • • TECHNOLOGY/CYBER SECURITY contributes to the Board’s understanding of information technology and cyber risks • • •

INDEPENDENCE

Occidental’s governance policies require that independent directors comprise at least two-thirds of the members of the Board (a policy that exceeds NYSE requirements). The Board has determined that each of the retiring directors and all director nominees, other than Ms. Hollub, meet the independence standards set by the NYSE.

TENURE The average tenure of the director nominees is 7.5 years, which we believe reflects a balance of company experience and new perspectives.	DIVERSITY The Board is committed to achieving a diverse and broadly inclusive membership. Four of our nine director nominees are diverse, based on gender and ethnicity.

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CORPORATE GOVERNANCE

The Board’s Corporate Governance Policies establish Occidental’s governance framework. The Corporate Governance Policies address the structure and operation of the Board of Directors, including matters related to director independence; retirement; outside board memberships; the role of the Board’s Independent Chairman; director stock ownership; and Board and Committee performance evaluations. In addition to the Corporate Governance Policies, the Board has established other stand-alone governance policies, including a policy on stockholder rights plans, a confidential voting policy and an independent compensation consultant policy. Occidental’s governance policies are reviewed and updated periodically, in light of changing regulations, evolving best practices and stockholder feedback. The corporate governance policies are available on our website at www.oxy.com/investors/Governance.

Occidental’s corporate governance practices generally align with the Investor Stewardship Group’s Corporate Governance Framework for U.S. Listed Companies.

Corporate Governance Highlights

Relating to the Board
Independent Chairman of the Board	Board committees comprised entirely of independent directors
Annual elections of the entire Board by majority of votes cast (for uncontested elections)	Director retirement age policy of 75
Mandatory resignation if a majority vote is not received (for uncontested elections)	Meaningful director stock ownership guidelines (6x annual cash retainer)
Demonstrated commitment to Board refreshment (3 new directors in the last 5 years)	Annual evaluations of the Board, each committee, and individual directors
Relating to Stockholder Rights
Ability of stockholders to call a special meeting (at a 25% threshold)	Confidential Voting Policy
Ability of stockholders to act by written consent	No poison pill or similar plan
Stockholder right to proxy access (3% for 3 years, up to 20% of the Board)	Governance Committee Policy to consider properly-submitted stockholder-recommended director nominees
Semi-annual stockholder engagement program	No supermajority voting requirements

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Stockholder Engagement

Occidental is committed to regular and transparent communication and engagement with its stockholders and other stakeholders. Occidental proactively offers engagement meetings with stockholders collectively representing over a majority of shares outstanding, and responds to engagement requests as they are received. Feedback from these meetings is shared with directors through senior management reports to the Board and its committees and by virtue of independent director participation in various stockholder engagements throughout the year.

2018 Engagement Process. In the spring of 2018, we reached out to our largest stockholders and other interested environmental, social and governance (ESG) stakeholders to discuss matters related to the 2018 Annual Meeting and to gather feedback on our first climate report publication. In the fall, we conducted a broad-based engagement, and offered telephonic or in-person meetings with stockholders collectively representing a majority of Occidental’s shares outstanding to engage on ESG issues, including climate-related risks and opportunities, and executive compensation. Occidental’s stockholder engagement team, comprised of senior members from the environmental, health and safety, investor relations, corporate secretary and legal departments met with over 30 stockholders and other stakeholders to discuss these topics. One or more of our independent directors participated in several of these meetings, demonstrating the Board’s commitment to transparent engagement and the value the Board places on directly hearing the views of our stockholders.

Responding to Feedback. Engagements in recent years have resulted in changes to Occidental’s practices and disclosures regarding environmental matters, including the content of our 2018 and 2019 climate reports; matters related to corporate governance, including the adoption of proxy access; and the executive compensation program, including the addition of a second returns metric in the long-term incentive program beginning in 2018.

Sustainability and Social Responsibility

Occidental’s social responsibility programs support the company’s business objectives and are intended to positively affect the communities where we operate, our employees and the environment. By investing in programs and initiatives that manage operational impacts and address key stakeholder concerns, Occidental strengthens its community relationships and creates shared value for stakeholders and our business. Occidental categorizes its social responsibility commitments and ongoing initiatives into five pillars:

■	governance and transparency,

■	workforce development,

■	health and safety,

■	environmental stewardship; and

■	economic and social development.

Reporting on Performance. Occidental’s climate report, CDP Climate Report, CDP Water Report and an Annual Performance Summary Table with information regarding its environmental, health, safety and social performance are available for download on the Social Responsibility page of Occidental’s website.

Board Oversight. At the Board level, oversight of sustainability and social responsibility issues are principally divided between two of our standing Board committees: the Environmental Committee and the Governance Committee. Combined, the membership of these committees includes all of our independent directors. The Environmental Committee reviews and discusses climate-related risks and opportunities with management and oversees Occidental’s environmental, health and safety programs and performance. The Governance Committee oversees Occidental’s public disclosures regarding ESG and sustainability matters.

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  Social Responsibility Overview

Social Responsibility Pillars	In Action
Governance and Transparency. Occidental promotes effective corporate governance by implementing policies and management systems that establish clear performance expectations for business conduct by our workforce, including respect for the cultural values of our employees, contractors and neighboring communities, and the promotion of human rights. Occidental’s Code of Business Conduct summarizes the key ESG policies governing the company’s business, including our Human Rights Policy and Health, Environment and Safety Principles.	Employees are encouraged to report suspected violations of the Code of Business Conduct to their supervisor, a Compliance Officer, the Corporate Compliance Committee, or by using Occidental’s anonymous compliance hotline or website. Occidental’s Chief Compliance Officer makes regular reports to the Audit Committee.
Workforce Development. Occidental’s diverse workforce contributes to the company’s ability to work effectively across multicultural environments. To support Occidental’s employees and their families, the company provides competitive compensation and benefits as well as regular access to training, educational resources and wellness programs. Occidental actively promotes diversity, inclusion and equal employment opportunity through company policies, training and employee networks.	Occidental supports continuing education and learning opportunities. Occidental reimburses certain education expenses for eligible full-time employees who successfully complete approved courses at an accredited university, technical institute or specialized school.
Health and Safety. Safety is a fundamental commitment of Occidental and vital to achieving our business objectives. Occidental has attained and sustained strong safety performance by supporting its workforce with investments in safe work systems, technology and proactive process safety, maintenance and asset integrity programs. The Environmental Committee reviews Occidental’s safety performance at each regularly scheduled meeting.	Seventeen Occidental sites have achieved the Occupational Safety and Health Administration’s “Star Status” designation for their sustained safety performance. In 2018, Occidental’s employee safety performance, based on the U.S. Department of Labor’s Injury and Illness Incidence Rate, was nine times better than the U.S. private industry average.
Environmental Stewardship. Occidental strives to minimize its operational footprint, protect ecosystems and implement conservation practices. Occidental’s global strategy includes active investment in carbon dioxide enhanced oil recovery (CO2 EOR) and carbon capture, utilization and storage (CCUS), as well as other emissions-reducing technologies. In furtherance of these efforts, Occidental joined the Oil and Gas Climate Initiative (OGCI) in 2018. The OGCI is a diverse group of global oil and gas companies with objectives to reduce the energy value chain footprint, accelerate low-carbon solutions, and enable a circular carbon model.	Occidental published its first climate report in March 2018. The report analyzes the risks and opportunities presented by a lower-carbon economy to Occidental’s business using the framework recommended by the Task Force on Climate-related Financial Disclosures.
Economic and Social Development. Occidental aims to stimulate economic opportunity and growth in the countries where it operates. Occidental believes that sourcing from local suppliers and contractors, offering competitive employee compensation and benefits, and investing in valuable social programs contribute to the development of the local economies where we operate.	Occidental is consistently ranked as one of the top oil and gas companies on Corporate Responsibility Magazine’s annual 100 Best Corporate Citizens list.

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Board Evaluation Process

Led by the Governance Committee, the Board conducts a robust annual evaluation of its performance and the performance of each of the Board’s committees and the individual directors. The Governance Committee believes that board evaluations are a critical tool in assessing the composition and effectiveness of the Board, its committees and its directors, and presents an opportunity to identify areas of strength and areas capable of improvement. The annual Board evaluation includes an assessment of, among other things, whether the Board and its Committees have the necessary diversity of skills, backgrounds and experiences to meet Occidental’s needs. The Governance Committee annually considers the format of its evaluation processes, which, in recent years, have intentionally included different formats, such as anonymous questionnaires, individual director interviews, and the use of a third-party facilitator. The 2018 Board evaluation process is summarized below.

DETERMINE THE PROCESS

In 2018, the Governance Committee recommended, and the Board approved, Board evaluations through the use of: (i) anonymous written questionnaires, (ii) a skills matrix, and (iii) individual director interviews conducted by the Governance Committee Chair. This process was intended to encourage candid feedback from directors to promote productive discussions.

CONDUCT EVALUATIONS

Among other topics addressed, the Board and committee questionnaires solicited director opinions related to committee and board effectiveness and performance; agenda topics and materials; skills; leadership; and, at the board level, matters related to strategy. The Board evaluations also included open-ended questions that prompted each director to reflect and comment on his or her own individual performance and contributions to the Board.

TAKE RESPONSIVE ACTION

As part of its analysis of the evaluation results, the Board and management determined appropriate responsive actions to be implemented over the next year that are intended to address areas that were identified as capable of improvement.

ANALYZE THE RESULTS

In late 2018, the aggregated results of each questionnaire were reviewed and discussed at a meeting of the Governance Committee. Each committee reviewed its individual results, and the Governance Committee Chair presented the overall findings of the Board evaluation and a summary of the committee evaluations at a meeting of the full Board.

Director Selection and Recruitment

In recent years, the Board has identified director candidates through the use of independent search firms, third-party recommendations, and the recommendations of directors and executive officers. Additionally, it is the policy of the Governance Committee to consider director candidates recommended by stockholders pursuant to its Nominating Policy, discussed further on page 61. For a discussion of the factors that the Governance Committee considers in recommending candidates for election to the Board, see “Proposal 1: Election of Directors – Director Nominations” on page 11.

  Proxy Access for Stockholder-Nominated Director Candidates

Occidental’s by-laws permit a group of up to 20 stockholders, collectively owning 3% or more of Occidental’s outstanding common stock continuously for at least three years, to nominate and include in Occidental’s proxy materials directors constituting up to 20% of the Board, but not less than two directors, provided that the stockholder(s) and the nominee(s) meet the requirements of Occidental’s by-laws. For more information on proxy access and other procedures to recommend candidates to Occidental’s Board of Directors, see “Director Nominations for the 2020 Annual Meeting” beginning on page 61.

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Board of Directors and its Committees

Occidental is governed by its Board of Directors, which is led by an Independent Chairman, and its four committees, composed entirely of independent directors. The structure of the Board and the responsibilities of its committees are described in more detail below.

  Independent Board Leadership Structure

Occidental’s by-laws provide for the Board to annually elect one of its independent directors to be Chairman of the Board. In 2018, the Board elected Mr. Batchelder to serve in that position. The Chairman of the Board presides at Board meetings and meetings of stockholders and his responsibilities include, among other things:

■  Call meetings of the independent directors and chair executive sessions of the Board at which no members of management are present; ■  Approve the agendas for Board and committee meetings; ■  Propose a schedule of Board meetings and the information to be provided by management for Board consideration; ■  Recommend the retention of consultants who report directly to the Board; ■  Assist in assuring compliance with the Corporate Governance Policies and to recommend revisions to the policies; ■  Evaluate, along with the members of the Compensation Committee and the other independent directors, the performance of the Chief Executive Officer; ■  Consult with other Board members as to recommendations on membership and chairpersons of the Board committees and discuss recommendations with the Governance Committee; ■  Communicate the views of the independent directors and the Board committees with respect to objectives set for management by the Board; and ■  Serve as a liaison between the Board and Occidental’s stockholders.

  Board Committees

The committees of the Board are composed entirely of independent directors. The primary responsibilities of the committees are described below. From time to time, the Board of Directors delegates additional duties to the committees.

AUDIT COMMITTEE

Members:

Avedick B. Poladian (Chair)

Howard I. Atkins

Carlos M. Gutierrez

Elisse B. Walter

Meetings in 2018: 7

The Audit Committee members are independent and the Board has determined that each Audit Committee member is an “audit committee financial expert” within the meaning of the SEC’s regulations.

The Audit Committee Report with respect to Occidental’s financial statements is on page 55.

Primary Responsibilities:

■   Engage and evaluate the independent auditor

■   Discuss the scope and results of the audit with the independent auditor and matters required to be discussed by the PCAOB

■   Oversee financial reporting and accounting principles and controls and the internal accounting function

■   Review internal audit reports and responsive actions by management

■ Review matters relating to financial risk ■ Evaluate the independent auditor’s qualifications, performance and independence ■ Oversee matters relating to Occidental’s Code of Business Conduct

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CORPORATE GOVERNANCE, NOMINATING AND SOCIAL RESPONSIBILITY COMMITTEE

Members:

Carlos M. Gutierrez (Chair)

Spencer Abraham

Eugene L. Batchelder

Margaret M. Foran

Avedick B. Poladian

Meetings in 2018: 5

It is the policy of the Governance Committee to consider nominees to the Board recommended by Occidental’s stockholders. See page 60 for information regarding how to recommend nominees to the Board.

Primary Responsibilities:

■   Recommend candidates for election to the Board

■   Review and interpret Occidental’s Corporate Governance Policies and consider other governance issues

■   Review Occidental’s policies, programs and practices on social responsibility

■   Review and approve related party transactions

■   Oversee the evaluation of the Board, its committees and the individual directors

■   Oversee Occidental’s Human Rights Policy

■   Oversee Occidental’s charitable contribution program

■   Oversee stockholder engagement

■   Oversee disclosures regarding ESG and sustainability matters

■   Evaluate and make recommendations to the Board regarding the compensation and benefits of non-employee directors

ENVIRONMENTAL, HEALTH AND SAFETY COMMITTEE
Members: John E. Feick (Chair) Howard I. Atkins William R. Klesse Jack B. Moore Elisse B. Walter Meetings in 2018: 5

Primary Responsibilities:

■   Review and discuss with management the status of environmental, health and safety issues, including compliance with applicable laws and regulations

■   Review and discuss climate-related risks and opportunities

■   Review and discuss the results of internal compliance reviews and remediation projects

■   Review and discuss with management Occidental’s environmental, health and safety performance and related initiatives

EXECUTIVE COMPENSATION COMMITTEE
Members: Margaret M. Foran (Chair) John E. Feick William R. Klesse Jack B. Moore Spencer Abraham Meetings in 2018: 5 The Compensation Committee’s report on executive compensation is on page 39.

Primary Responsibilities:

■   Review the performance of the CEO and determine CEO compensation based on this evaluation

■   Review and approve the compensation of all other executive officers

■   Review Occidental’s talent development processes and programs

■   Oversee the assessment of risks related to Occidental’s compensation policies and programs

■   Administer Occidental’s equity-based incentive compensation plans and periodically review the performance of the plans

Other Governance Matters

  Director Education

Directors are provided with continuing education, including business-specific learning opportunities through site visits and briefing sessions led by internal experts or third parties on topics that are relevant to Occidental. Directors are also encouraged to attend additional continuing education programs designed to enhance the performance and competencies of individual directors and the Board of Directors. In 2018, directors participated in various corporate director and compliance programs held by universities and corporate director, governance and investor organizations, including the NYSE and the National Association of Corporate Directors, as attendees or as presenters.

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  Director Attendance

The Board of Directors held six meetings in 2018, one of which was principally devoted to a strategic review session. Each of the directors attended more than 75% of the aggregate number of meetings of the Board and of the Board committees on which he or she served and which were held during the period that each director served. All of the directors attended the 2018 Annual Meeting of Stockholders. Attendance at the Annual Meeting of Stockholders is expected of directors as if it were a regular meeting of the Board.

  Executive Sessions of the Independent Directors

The independent directors regularly meet in executive sessions at which no members of management are present. The independent directors held five executive sessions in 2018. The Board’s Independent Chairman, Mr. Batchelder, chaired the executive sessions.

  Risk Oversight

The Board is responsible for overseeing Occidental’s policies and procedures with respect to risk management, and it has empowered the Audit, Compensation, Environmental and Governance Committees with oversight of specific, material risks tailored to each committee’s area of focus. Each of these committees is integral to the control and compliance aspects of risk oversight by the Board. Each committee meets regularly with management to review, as appropriate, compliance with existing policies and procedures and to discuss changes or improvements that may be required or desirable. Every committee met at least five times in 2018. The frequency of committee meetings is intended to allow each committee adequate time for in-depth review and discussion of matters associated with its areas of responsibility. Each committee regularly reports to the Board regarding the committee’s discussion of issues and findings, as well as to make recommendations of appropriate changes or improvements.

  Related Party Transactions

Pursuant to Occidental’s Conflict of Interest Policy and Code of Business Conduct, each director and executive officer has an obligation to avoid any activity, agreement, business investment or interest, or other situation that could be construed either as divergent from or in competition with Occidental’s interest or as an interference with such person’s primary duty to serve Occidental, unless prior written approval has been granted by the Audit Committee. All potential conflicts of interest must be reported to a designated compliance officer. A summary of the Conflict of Interest Policy is included in Occidental’s Code of Business Conduct which can be found at www.oxy.com/Investors/Governance.

Pursuant to Occidental’s written policy on related party transactions, the Governance Committee reviews relationships and transactions in which Occidental and its directors, executive officers, or their immediate family members participate if the amount involved exceeds $120,000. To help identify related party transactions, each director and executive officer must complete an annual questionnaire that requires disclosure of any transaction between Occidental and the director or executive officer or any of his or her affiliates or immediate family members. Additionally, the accounting department reviews Occidental’s financial records for payments made to, or received from, related parties and the entities with which the related parties are affiliated, and reports any identified transactions to the legal department. The Governance Committee reviews and approves, ratifies or rejects identified related party transactions. In approving, ratifying or rejecting a related party transaction, the Governance Committee considers such information as it deems appropriate to determine whether the transaction is on reasonable and competitive terms and is fair to Occidental and its stockholders.

Pursuant to the policy, the Governance Committee identified one transaction that qualified as a related party transaction. Brent Vangolen, the son of Mr. Glenn Vangolen, an executive officer, is employed by Occidental as a production engineering manager for the domestic oil and gas segment. His total compensation for 2018 (consisting of his annual base salary, annual bonus and stock-based compensation) was approximately $215,000. He also participated in the general welfare and benefit plans of Occidental. Mr. Vangolen did not participate in the hiring of his son and does not participate in performance evaluations or compensation decisions regarding his son. Mr. Brent Vangolen’s compensation and benefits are comparable with similarly situated employees of Occidental.

  Communications with Directors

Stockholders and other interested parties may communicate with any director by sending a letter to the director’s attention in care of Occidental’s Corporate Secretary, Occidental Petroleum Corporation, 5 Greenway Plaza, Suite 110, Houston, Texas 77046. The Corporate Secretary opens, logs and forwards all such correspondence (other than advertisements or other solicitations) to directors unless a director has requested that the Corporate Secretary forward correspondence unopened.

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COMPENSATION DISCUSSION AND ANALYSIS

Overview

This Compensation Discussion and Analysis (CD&A) describes the material elements, objectives and principles of Occidental’s 2018 executive compensation program for its named executive officers, recent compensation decisions and the factors the Compensation Committee considered in making those decisions.

The named executive officers for 2018 are:

Name	Position
Vicki Hollub	President and Chief Executive Officer
Edward A. Lowe	Executive Vice President and Group Chairman, Middle East
Marcia E. Backus	Senior Vice President, General Counsel and Chief Compliance Officer
Cedric W. Burgher	Senior Vice President and Chief Financial Officer
Glenn M. Vangolen	Senior Vice President, Business Support

Executive Compensation Program Features

The 2018 executive compensation program for the named executive officers includes many best-practice features that are intended to enhance the alignment of compensation with the interests of Occidental’s stockholders.

WHAT WE DO

Pay for Performance.	Emphasize Stock Ownership.
A substantial majority of named executive officer compensation is performance-based. The Compensation Committee reviews the metrics underlying the long-term incentive program and Annual Cash Incentive award annually to evaluate their continued alignment with Occidental’s business priorities.	Long-term incentive awards are payable solely in shares of common stock and the net shares received upon each RSU award vesting are subject to a two-year holding period. In addition, the named executive officers (as well as other executives) are subject to meaningful stock ownership guidelines, ranging from three times to six times the officer’s annual base salary.

Act on Stockholder Feedback.	Monitor Compensation Risk.
During 2017, stockholders indicated a preference for the inclusion of a capital returns-based metric in the long-term incentive program. The new CROCE award is intended to further align compensation with Occidental’s strategy and respond to stockholder feedback.	The executive compensation program includes multiple features that are intended to appropriately control motivations for excessive risk-taking. The Compensation Committee conducts an annual assessment of the program to identify any potential areas that may encourage excessive risk-taking.

Clawback for Misconduct.	Use Double-Trigger Equity Vesting.
The Compensation Committee has the authority to claw back Annual Cash Incentive awards and long-term incentive awards for violations of Occidental’s Code of Business Conduct and related policies.	Pursuant to the 2015 LTIP, equity awards vest in the event of a change in control only if there is also a qualifying termination of employment.

WHAT WE DON’T DO

No Dividend Equivalents on Unvested Performance Awards.	No Golden Parachute Payments.
Under the 2015 LTIP, dividends and dividend equivalent rights are subject to the same performance goals as the underlying award and will not be paid until the performance award has vested and becomes earned (except in the case of certain retention awards).	The golden parachute policy provides that, subject to certain exceptions, Occidental will not grant golden parachute benefits (as defined in the policy) to any senior executive which exceed 2.99 times his or her salary plus annual cash incentive without stockholder approval.

No Hedging or Derivative Transactions.	No Repricing of Stock Options.
Executive officers are not permitted to engage in transactions that hedge or offset the market value of Occidental’s common stock or transact in derivatives of Occidental’s common stock.	The 2015 LTIP does not permit the repricing of stock options or stock appreciation rights without stockholder approval.

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Executive Compensation Program Objectives

The Compensation Committee strives to maintain a compensation program that will attract, retain and motivate outstanding executives by providing incentives to reward them for superior performance that supports Occidental’s long-term strategic objectives, whether in an up- or down-cycle commodity price environment, and is competitive with industry practices. The executive compensation program is intended to:

Align with stockholder interests;
Preserve performance accountability in both strong and weak commodity price environments;
Build long-term share ownership;
Provide a consistent retention incentive;
Be straightforward and transparent for the benefit of executives and stockholders; and
Match or exceed prevailing governance standards for performance-based compensation.

Recent Executive Compensation Program Changes

  Long-Term Incentive Program

Expanded the Use of Returns-Focused Metrics. In response to investor feedback, among other considerations, the Compensation Committee revised the long-term incentive program in 2018 to link a portion of long-term compensation to Occidental’s absolute cash return on capital employed (CROCE) over a three-year period. CROCE is a transparent, full-cycle returns metric that can be calculated from Occidental’s audited financial statements. CROCE is calculated by dividing cash return (annual net income plus after-tax net interest expense plus depreciation, depletion and amortization) by the average of the opening and closing balance of total debt plus total equity for each year. For purposes of the CROCE award, the CROCE attained during the performance period is calculated as the simple average of the CROCE for each of the three years in the performance period. The addition of CROCE in the long-term incentive program better aligns ultimate pay outcomes with Occidental’s returns-focused strategy and promotes executive accountability for the efficient use of capital over a three-year performance period. During the 2017 and 2018 stockholder engagement programs, a significant portion of Occidental’s stockholders expressed a preference for the addition of a return on capital metric in the long-term incentive program and viewed this change as an improvement to the program.

  Annual Cash Incentive

Added a Sustainability Metric to the Safety/Environmental Objective. The Compensation Committee expanded the Safety/Environmental objective of the Annual Cash Incentive award in 2018 to include a sustainability metric, with target performance conditioned on the demonstrable advancement of commercial opportunities for CCUS, which is an important feature of Occidental’s strategy to reduce its greenhouse gas emissions while growing its business. CCUS is a process that captures man-made carbon dioxide (CO2) emissions from sources such as coal-fired power plants, ethanol plants and cement production and then uses the CO2 in a manner that prevents it from entering the atmosphere, typically by sequestering (or permanently entrapping) the CO2 deep underground. For 2019, the Compensation Committee made Sustainability a stand-alone key corporate objective of the Annual Cash Incentive award, which increased the weighting of Sustainability from approximately 3% to 10% of the target company performance portion of the Annual Cash Incentive award. The Compensation Committee determined that this increase was appropriate in light of the increasing importance of Sustainability measures to Occidental’s long-term strategy.

Refined the Financial Objective. Starting in 2018, the Compensation Committee replaced Returns on Net Invested Capital with CROCE as one of the two financial metrics underlying the Financial objective of the Annual Cash Incentive award. The Compensation Committee believes that it is important to include CROCE in both the Annual Cash Incentive award and long-term incentive program because maximizing cash returns over both shorter- and longer-term time horizons incentivizes the returns-focus and financial discipline that is critical to delivering on our value proposition over the long-term. The Compensation Committee determined that the overall percentage of executive compensation tied to CROCE was appropriately balanced against other compensation, as it comprised approximately 20% and 15% of the target direct compensation opportunity for Ms. Hollub and the other named executive officers in 2018, respectively.

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Executive Compensation Program Considerations

In evaluating the appropriateness of the executive compensation program, the Compensation Committee considers the results of Occidental’s advisory vote to approve executive compensation (the Say-on-Pay vote) and other relevant factors, including:

■	Occidental’s strategic priorities;
■	Stockholder feedback received through the spring and fall stockholder engagement programs;
■	Occidental’s recent financial and operational performance relative to company goals and peer company performance;
■	Peer company and market pay practices; and
■	Emerging compensation trends and best practices.

At the 2018 Annual Meeting, Occidental’s Say-on-Pay vote received support from approximately 96% of the total votes cast. The Compensation Committee interpreted this result as an endorsement by stockholders of the current executive compensation program and the expanded use of returns metrics in the 2018 long-term incentive program, as previewed in the 2018 Proxy Statement.	96% Say-on-Pay Support

Stockholder Feedback on Executive Compensation. The Compensation Committee regularly receives feedback on the executive compensation program through Occidental’s spring and fall stockholder engagement programs. During 2017 engagement meetings, many stockholders expressed a preference for a second performance-based metric in the long-term incentive program conditioned on Occidental’s return on capital. As a commitment to Occidental’s business strategy and in light of the views expressed by Occidental’s stockholders, the Compensation Committee added CROCE to the long-term incentive program in 2018. During 2018 engagement meetings, stockholders generally continued to express support for the executive compensation program, and endorsed the addition of a sustainability metric in the Annual Cash Incentive award.

Compensation Program Emphasizes Performance

(1)	Target direct compensation is composed of 2018 base salary, target Annual Cash Incentive award opportunity, and the grant date fair value of 2018 long-term incentive awards.

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2018 Direct Compensation Summary

	Element	Purpose	Form of Payout	Alignment to Strategy

FIXED	Base Salary	■ Provide a competitive level of fixed compensation.	Cash	In determining base salary levels, the Compensation Committee reviews compensation surveys, publicly available peer company data, internal pay equity, individual responsibilities and performance assessments with the intent to attract and retain highly talented executives to implement Occidental’s strategy.
VARIABLE	Annual Cash Incentive	■ Motivate executives to achieve superior performance over a one-year period.	Cash

The Compensation Committee annually reviews the objectives, metrics and targets underlying the Annual Cash Incentive award, and their relative weightings, with an aim to incentivize the named executive officers to excel in areas that are aligned with Occidental’s business objectives.

The ultimate payout of the Annual Cash Incentive award is determined by key performance indicators related to strategy, operations, financial results, and safety/ environmental performance, as well as a qualitative assessment of individual contributions.

	TSR Award	■ Reward higher returns in Occidental’s stock relative to peers over a three-year performance period.	Stock

The Compensation Committee annually reviews the long-term incentive award package of each named executive officer. The majority of the long-term incentive package of each named executive officer is performance-based and can only be realized if Occidental achieves the underlying performance goals.

The TSR award is an objective external measure of Occidental’s effectiveness in translating its results into stockholder returns while the CROCE award incentivizes a high level of executive focus on capital efficiency and prudent capital allocation. The RSU award, which is subject to a two-year post-vesting holding period, aligns with Occidental’s absolute stock price performance and provides retention value.

	CROCE Award	■ Reward executives for efficient use of capital over a three-year performance period.	Stock
	RSU Award	■ Provide a retention incentive over three years that promotes sustained stock ownership while incentivizing stock price performance.	Stock

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Elements of the 2018 Compensation Program

  Salary

The Compensation Committee believes that base salary should reward executives on a market-competitive basis for consistent performance of job requirements and the achievement of short-term goals. Salaries are reviewed by the Compensation Committee annually and as circumstances warrant. In determining base salary levels, the Compensation Committee reviews compensation surveys, publicly available peer company data, internal pay equity, individual responsibilities, and performance assessments. Base salary and “other” annual compensation (perquisites and certain other employee benefits) represented, on average, less than 16% of the 2018 compensation packages of the named executive officers, based on compensation as reported in the Summary Compensation Table on page 40. For information regarding salary decisions for the named executive officers in 2018, see “Individual Compensation Considerations” beginning on page 35.

  Annual Cash Incentive

The Annual Cash Incentive award is intended to motivate executives to achieve superior company and individual performance over a one-year period. In the first quarter, the Compensation Committee approves individual target award amounts for each executive officer based on a review of compensation surveys, publicly available peer company data, the executive’s prior-year award value, retention considerations, the balance of short- and long-term pay and internal pay equity. Potential payouts under the Annual Cash Incentive award range from 0% to 200% of the target award amount, based on actual company and individual performance. The amounts earned under the Annual Cash Incentive award for 2018, which were paid in the first quarter of 2019, are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 40.

Setting the Annual Cash Incentive. The Compensation Committee annually reviews the objectives, metrics and targets underlying the Annual Cash Incentive award, and their relative weightings, with an aim to incentivize the named executive officers to excel in areas that are aligned with Occidental’s business objectives. In the first quarter of 2018, the Compensation Committee approved company performance metrics related to Occidental’s strategic, operational, financial, and safety/environmental goals. With respect to these metrics, the Compensation Committee set target performance goals that it believed were rigorous based on Occidental’s detailed capital program and business plan, projections from the strategic planning team and business unit heads, prior-year results, and third-party forecasts relating to future market conditions and other external market factors. In 2018, the Compensation Committee also expanded the Safety/Environmental objective of the Annual Cash Incentive award to include a sustainability metric, with target performance conditioned on the demonstrable advancement of commercial opportunities for CCUS, which is an important feature of Occidental’s strategy to reduce its greenhouse gas emissions while growing its business.

Weighting the Metrics. The Compensation Committee determined that the company performance metrics would comprise 80% of Ms. Hollub’s target Annual Cash Incentive award, and 60% for the other named executive officers, with the remainder of the Annual Cash Incentive award opportunity linked to an assessment of the performance of the individual executive. The Compensation Committee determined to weight a larger portion of Ms. Hollub’s Annual Cash Incentive award opportunity toward key company performance metrics because, as Chief Executive Officer, her leadership directly affects all aspects of the company’s performance. The relative weightings of the Annual Cash Incentive award elements are shown below.

TARGET ANNUAL CASH INCENTIVE AWARD — METRIC WEIGHTINGS

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2018 Annual Cash Incentive Award – Company Performance Portion

	Weight	Potential Payout Range	Performance Measure	Target	Result	Achieved Score Range (0% - 200%)	Weighted Score Range

Strategic	30%	0% - 60%	Execution of Business Plan

■   Monetize assets as necessary to ensure portfolio optimization

■   Manage portfolio to maximize value creation

■   Allocate capital in accordance with cash usage priorities

■   Maintain a balance sheet that enables Occidental to meet operational and strategic objectives

					Achieved at- or above-target performance with respect to each performance measure(1)	170% - 180%	50% - 55%
			Cash Flow Neutrality	■ The total of cash flow from operations (before working capital), asset sale proceeds and tax refund amounts being greater than or equivalent to cash expended for dividends and capital expenditures	Exceeded neutrality target by $3.7 billion
Operational	25%	0% - 50%	Production from Ongoing Operations	650 MBOED	Exceeded production target with production of 658 MBOED	70% - 90%	18% - 22%
			Oil and Gas Operating Expense per BOE	$11.60 per BOE	Missed target performance by $0.38 per BOE
Financial	30%	0% - 60%	CROCE(2)	19%	Exceeded target performance with a CROCE of 27%	195% - 200%	58% - 60%
			Core EPS(3)	$2.10	Exceeded target performance with a Core EPS of $5.01
Safety/Environmental	15%	0% - 30%	Combined Employee/Contractor IIR(4)	< 0.28	Missed target performance with a combined IIR of 0.32
			Combined Employee/Contractor DART(4)	< 0.16	Missed target performance with a combined DART of 0.18	90% - 110%	14% - 17%
			Oil Spills	■ No net oil release > 500 barrels impacting fresh water	Achieved
			Risk	■ No “4” or “5” level incident	Achieved
			Sustainability	■ Demonstrable advancement of CCUS	Achieved

COMPANY PERFORMANCE PORTION TOTAL(5):					140%-155%
TOTAL COMPANY PERFORMANCE PORTION PAYOUT(5):					150%

(1)	For a list of Occidental’s key strategic accomplishments in 2018, see “2018 Business Performance Highlights – Performance Highlights – Strategic” on page 8.
(2)	See page 26 for the formula to calculate CROCE.
(3)	For purposes of the Annual Cash Incentive award, Core Earnings per Share (Core EPS), is computed by dividing Occidental’s annual net income, after excluding “Significant Items Affecting Earnings,” by the weighted-average number of basic shares outstanding. For a discussion of “Significant Items Affecting Earnings” see page 22 of Occidental’s Annual Report.
(4)	Occidental’s combined employee and contractor Injury Incidence Rate (IIR) is determined by multiplying the total number of Occupational Safety and Health Administration (OSHA) recordable injuries and illnesses by 200,000 and dividing that result by the total number of hours worked by all employees and contractors. The 200,000 figure in the formula represents the number of hours 100 employees working 40 hours per week, 50 weeks per year would work, and provides the standard base for calculating incidence rate for an entire year pursuant to OSHA guidance. The DART rate is calculated in the same manner as IIR, but uses the number of incidents that resulted in days away from work, job transfer, or restricted job duties instead of the number of recordable injuries or illnesses.
(5)	Does not reflect the individual performance portion of the Annual Cash Incentive award. For a discussion of the individual performance portion of the Annual Cash Incentive award, see page 31.

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Annual Cash Incentive Award – Individual Performance Portion. The individual performance portion of the Annual Cash Incentive award (20% for Ms. Hollub and 40% for the other named executive officers) links compensation directly to the performance of the particular executive. In the first quarter, the Compensation Committee establishes the performance objectives for Ms. Hollub, and Ms. Hollub establishes the performance objectives for her leadership team. In evaluating Ms. Hollub’s performance, the Compensation Committee principally considered the following performance goals:

■	Enhance the value of Occidental’s portfolio of assets;
■	Focus on optimizing long-term return on capital by investing strategically, with an emphasis on decreasing finding and development costs and operating costs and increasing capital efficiency;
■	Maintain focus on Occidental’s commitments to safety, health, the environment, sustainability, diversity, governance, social responsibility, the highest standards of ethical conduct and continued efforts to foster a collaborative corporate culture; and
■	Continue to identify and develop Occidental’s future leadership.

For a detailed discussion of the Compensation Committee’s considerations with respect to each named executive officer’s individual performance and resulting payouts, please see “Individual Compensation Considerations” beginning on page 35.

  Long-Term Incentive Program

The majority of named executive officer compensation is determined by Occidental’s long-term performance. In 2018, the long-term incentive program consisted of a performance-based TSR award, a performance-based CROCE award and a time-based RSU award, which are each payable solely in shares of common stock. The long-term incentive awards are intended to motivate and incentivize executives to achieve results (including stock price performance) that are consistent with Occidental’s strategic business objectives. The Compensation Committee believes that long-term compensation should represent the largest portion of each named executive officer’s total compensation package and that the levels of payout ultimately achieved should reflect Occidental’s performance, both relative to peer company performance and on an absolute basis. During the process of determining each named executive officer’s long-term incentive compensation package for 2018, the Compensation Committee evaluated many factors, including:

■	Alignment of executive officer pay to achieving long-term growth in stockholder value;
■	Linkage of any above-target payouts to superior performance and absolute returns;
■	Competitiveness with the compensation programs of peer companies;
■	Stockholder feedback regarding long-term compensation metrics;
■	Alignment of the named executive officers’ compensation with Occidental’s performance;
■	Impact of commodity prices on Occidental’s stock price and financial performance; and
■	Allocation of total compensation between long-term and short-term components.

2018 Long-Term Incentive Program. The 2018 long-term incentive program consisted of two performance-based stock unit (PSU) awards (one based on relative TSR and the other based on absolute CROCE performance), and a time-based RSU award, with the majority of the target long-term incentive award opportunity weighted toward PSUs, as indicated below.

LONG-TERM INCENTIVE AWARD MIX

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Total Shareholder Return (TSR) PSU Award. The Compensation Committee believes that the comparison of Occidental’s three-year TSR to peer companies’ returns over the same period is an objective external measure of Occidental’s effectiveness in translating its results into stockholder returns. TSR is the change in price of a share of common stock plus reinvested dividends, over a specified period of time, and is an indicator of management’s achievement of long-term growth in stockholder value. Payout of the TSR award is based on Occidental’s three-year TSR as compared to the three-year TSR of the 11 performance peer companies identified on page 34. The TSR award is denominated in PSUs, each of which is equivalent to one share of common stock. The percentage of such number of PSUs that will be payable at the end of the three-year performance period, which began January 1, 2018 and ends December 31, 2020, will depend on Occidental’s relative TSR performance and Occidental’s absolute TSR performance. If Occidental’s absolute TSR is negative over the performance period, then, irrespective of Occidental’s ranking within the peer group, the payout of the TSR award is capped at no more than target. A table illustrating the potential payout of the TSR award based on relative and absolute TSR performance is set forth below:

TSR Ranking	% of Target PSUs Earned(1)
■ Top 1-2 ranked companies	200%
■ Top 3-8 ranked companies	Between 25% and 200%(2)
■ 9th ranked company	25%
■ Bottom 3 ranked companies	0%

(1)	If Occidental’s absolute TSR is negative over the performance period, the payout of the TSR award is capped at no more than target, irrespective of Occidental’s ranking within the peer group.
(2)	Determined using linear interpolation.

The cap on payout of the TSR award in instances of negative TSR performance over the performance period is intended to reinforce the pay-for-performance nature of the compensation program. The TSR award comprised 45% and 35% of Ms. Hollub’s and the other named executive officers’ target long-term incentive award opportunity for 2018, respectively. Cumulative dividend equivalents will be paid in cash at the end of the three-year performance period and will be paid only on the number of PSUs earned. Forfeiture and change in control provisions applicable to the TSR award are discussed in more detail in the Potential Payments upon Termination or Change in Control table and the accompanying footnotes, beginning on page 47.

Cash Return on Capital Employed (CROCE) PSU Award. The CROCE award is designed to focus executives on the efficient use of capital by promoting discipline in capital allocation decisions, which is critical to Occidental’s returns-focused strategy. CROCE is a transparent measure of how efficiently Occidental uses its capital and is calculated from Occidental’s audited financial statements with no adjustments for special items. The CROCE award is denominated in PSUs, each of which is equivalent to one share of common stock. The percentage of such number of PSUs that will be payable at the end of the three-year performance period, which began January 1, 2018 and ends December 31, 2020, will depend on Occidental’s absolute CROCE during the performance period. The CROCE award comprised 25% and 20% of Ms. Hollub’s and the other named executive officers’ target long-term incentive award opportunity for 2018, respectively. Cumulative dividend equivalents will be paid in cash at the end of the three-year performance period and will be paid only on the number of PSUs earned. Forfeiture and change in control provisions applicable to the CROCE award are discussed in more detail in the Potential Payments upon Termination or Change in Control table and the accompanying footnotes, beginning on page 47. A table illustrating the potential payout of the CROCE award based on CROCE performance is set forth below:

CROCE Performance Targets(1)	% of Target PSUs Earned(2)
■ CROCE ≥ 23%	200%
■ CROCE of 20%	100%(2)
■ CROCE of 17%	25%
■ CROCE < 17%	0%

(1)	See page 26 for the formula to calculate CROCE.
(2)	Payout percentages for CROCE values between 17% and 23% will be linearly interpolated between 25% and 200%, with a target payout at a CROCE of 20%.

Restricted Stock Unit (RSU) Award. The RSU award, which comprises the remainder of the 2018 long-term incentive program package, vests ratably over three years with one-third vesting on each of February 28, 2019, 2020 and 2021, subject to continued employment. The RSU award is denominated in restricted stock units, each of which is equivalent to one share of common stock. Payment for a vested RSU award will be made solely in shares of common stock. The shares of stock ultimately received by the named executive officer pursuant to the RSU award are subject to a two-year post-vesting holding period. Dividend equivalents are accrued and paid out upon vesting. Forfeiture and change in control provisions applicable to the RSU award are discussed in more detail in the Potential Payments upon Termination or Change in Control table and the accompanying footnotes, beginning on page 47.

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Other Compensation and Benefits

  Qualified Defined Contribution Plans

Occidental does not have a defined benefit pension plan that provides named executive officers a fixed monthly retirement payment. Instead, all salaried employees on the U.S. dollar payroll, including the named executive officers, are eligible to participate in one or more tax-qualified defined contribution plans.

Savings Plan. For 2018, the defined contribution 401(k) savings plan (Savings Plan) permitted employees to save a percentage of their annual salary up to the $275,000 limit set by IRS regulations, and employee pre-tax contributions were limited to $18,500. Employees may direct their contributions to a variety of investments. Occidental matches two dollars for every one dollar the employee contributes up to 2% of eligible pay, plus an additional dollar-for-dollar match on the next 3% of eligible pay. The named executive officers are fully vested in their account balances under the Savings Plan. The amounts contributed by Occidental to the Savings Plan are included in the “All Other Compensation” column of the Summary Compensation Table on page 40.

Retirement Plan. The defined contribution retirement plan (Retirement Plan) is funded annually through a reallocation process from the employee’s Supplemental Retirement Plan II (SRP II) account balance (described below). Because it is not possible to determine the exact amount that could be contributed to the Retirement Plan without exceeding governmental limits until the end of the year, the reallocation process has been developed to maximize the amount contributed each year to a tax-qualified defined contribution plan. The Retirement Plan is company-funded, and employees may not contribute to the Retirement Plan. Except for Mr. Burgher, the named executive officers are fully vested in their account balances under the Retirement Plan. The amounts allocated to the Retirement Plan are included in the SRP II contributions by Occidental in the “All Other Compensation” column of the Summary Compensation Table on page 40.

  Nonqualified Deferred Compensation Plans

Occidental maintains two nonqualified deferred compensation plans: (i) the SRP II, and (ii) the Modified Deferred Compensation Plan (MDCP). The purpose of the SRP II is to provide eligible employees, including the named executive officers, with benefits to compensate them for maximum limits imposed by law on the amount of contributions that may be made to Occidental’s tax-qualified defined contribution plans. The purpose of the MDCP is to provide key management and highly compensated employees the ability to accumulate additional retirement income through deferrals of compensation.

Additional information regarding the terms and conditions of the SRP II and the MDCP is provided on page 45. Amounts contributed to the SRP II on behalf of the named executive officers are included in the “All Other Compensation” column of the Summary Compensation Table on page 40. Amounts of salary and bonus deferred by named executive officers who participate in the MDCP are included as compensation in the “Salary,” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table on page 40, as applicable. In addition, the contributions, aggregate earnings, withdrawals and aggregate balances for the named executive officers in the SRP II and MDCP with respect to 2018 are shown in the Nonqualified Deferred Compensation table on page 46. No above-market earnings were paid to the named executive officers in 2018 under either the SRP II or the MDCP.

  Other Personal Benefits

Occidental provides a limited number of other personal benefits for its named executive officers, which, in 2018, consisted principally of fees related to financial and tax preparation services, excess liability insurance, an annual physical and a tax gross-up related to spousal travel.

Participants in the Compensation Decision-Making Process

Role of the Independent Compensation Committee. The Compensation Committee, comprised of independent members of the Board, is responsible for annually reviewing and approving all aspects of the Chief Executive Officer’s compensation, as well as annually reviewing and approving the compensation of all other named executive officers. In performing these duties, the Compensation Committee obtains input, advice and information from senior management, members of Occidental’s Human Resources team and an independent compensation consultant, as further described below, throughout the year. The Compensation Committee also considers the views expressed by Occidental’s investors and stockholder advisory groups in making executive compensation decisions. The Compensation Committee uses publicly available data regarding the executive compensation practices of its peer group (as defined below) as an additional tool, but does not benchmark executive compensation to a specific percentile within the peer group.

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Role of Senior Management. Ms. Hollub, as Chief Executive Officer, makes recommendations regarding the compensation package for each of the other named executive officers to the Compensation Committee. Ms. Hollub and the senior executives responsible for Human Resources are present for a portion of each of the Compensation Committee meetings but no senior executive is present when decisions regarding his or her compensation is discussed and determined. Ms. Hollub’s compensation package is set only by the Compensation Committee. Senior members of the Human Resources team and other members of senior management interact with the compensation consultant as necessary, and prepare materials for each Compensation Committee meeting to assist the Compensation Committee in its consideration and administration of executive compensation programs, plans and policies.

Role of the Independent Compensation Consultant. In 2018, the Compensation Committee engaged Meridian Compensation Partners, LLC (Meridian) as its compensation consultant to provide advice on various executive compensation matters. Meridian has served as the Compensation Committee’s compensation consultant since 2016. The Compensation Committee reviewed the independence of Meridian under SEC rules, the NYSE Listed Company Manual standards, and Occidental’s Independent Compensation Consultant Policy and found Meridian to be independent and without conflicts of interest. Occidental also participates in compensation surveys conducted by compensation consultants, including the Compensation Committee’s independent compensation consultant, in order to better understand general external compensation practices, including with respect to executive compensation.

Role of Stockholders. Occidental maintains an ongoing dialogue with its investors through its spring and fall stockholder engagement programs. During these programs, members of Occidental’s senior management team and, on a case-by-case basis, members of Occidental’s Board, meet with investors telephonically or in person. Input from these meetings regarding Occidental’s executive compensation practices and policies is taken into account by the Compensation Committee in making future compensation decisions.

Role of Peer Companies. In order to evaluate how Occidental’s executive compensation program compares within the oil and gas industry, particularly with respect to award types, compensation mix, performance metrics and reported levels of compensation, the Compensation Committee reviews the executive compensation practices, programs and policies of its “compensation peer” companies, as identified below. The Compensation Committee also reviews and considers oil and gas industry compensation surveys and related materials. This information is used only as a reference and not to establish compensation benchmarks, as Occidental does not benchmark executive compensation to a specific percentile within the compensation peer group. The Compensation Committee also maintains a peer group of “performance peer” companies within the oil and gas industry, and the value of the long-term TSR awards is dependent on Occidental’s three-year TSR performance as compared to the three-year TSR performance of the performance peer companies. The Compensation Committee regularly reviews the peer companies to ensure that they have reasonably similar business strategies, represent a mix of integrated and independent oil and gas companies and generally compete against Occidental for investor dollars.

Company(1)	Stock Ticker	Compensation Peer	Performance Peer	Market Capitalization at 12/31/18 ($ in billions)(2)
Anadarko Petroleum Corporation	APC			22.1
Apache Corporation	APA			10.0
Canadian Natural Resources Limited	CNQ			29.1
Chevron Corporation	CVX			207.9
ConocoPhillips	COP			71.8
Devon Energy Corporation	DVN			10.6
EOG Resources, Inc.	EOG			50.6
ExxonMobil Corporation	XOM			288.7
Hess Corporation	HES			12.0
Marathon Oil Corporation	MRO			11.9
Total S.A.	TOT			140.1

(1)	Total S.A. and Canadian Natural Resources Limited are not in our compensation peer group because we generally do not compete with them for executive talent, as they are headquartered outside of the United States.
(2)	Source: Bloomberg.

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Individual Compensation Considerations

In making executive compensation decisions for a given year, the Compensation Committee considers, among other factors, the performance of Occidental and the individual contributions of each named executive officer. Details regarding the 2018 compensation decisions and performance evaluation of each named executive officer are presented below.

  Vicki Hollub, President and Chief Executive Officer

Ms. Hollub is the President and Chief Executive Officer of Occidental. Ms. Hollub is responsible for all operations, the financial management of Occidental, implementing Occidental’s strategy, and assisting the Board with, among other matters, corporate strategy development, executive succession planning and talent development, and executive compensation for the other named executive officers.

Tenure. Ms. Hollub joined Occidental over 30 years ago and, before her appointment as Chief Executive Officer in 2016, she held a variety of increasingly significant leadership and technical positions on three continents, including roles in the United States, Russia, Venezuela and Ecuador.

Performance Assessment. In assessing Ms. Hollub’s individual performance in 2018, the Compensation Committee considered the following accomplishments and actions:

■	Enhance the value of Occidental’s portfolio of assets.

Completed the disposition of non-core midstream assets for consideration of approximately $2.6 billion while retaining long-term flow assurance, pipeline takeaway and export capacity.

Secured several new international blocks that are expected to contribute high-return, short-cycle projects to the portfolio.

Executed approximately $740 million of acreage trades, acquisitions and divestitures that enhance the Permian Basin asset portfolio.

■	Focus on optimizing long-term return on capital by investing strategically, with an emphasis on decreasing finding and development costs and operating costs and increasing capital efficiency.

Generated net income of $4.1 billion and achieved a 2018 return on capital employed of 14%, the highest since the 2014 portfolio optimization.

Increased capital allocation to high-return, short-cycle payback projects in the Permian Basin and grew production in the Permian Resources business unit by over 50% from 2017.

Achieved record well results, as Permian Resources delivered 40% of the top 50 wells in the Permian Basin, based on 24-hour initial production rates, the most of any operator, while only drilling less than 5% of total wells.

Completed Occidental’s strategic cash flow breakeven plan six months ahead of schedule, which will allow Occidental to cover the dividend and production-sustaining capital at a $40 WTI price per barrel of oil, with 5 to 8+% production growth at $50 WTI.

■	Maintain focus on Occidental’s commitments to safety, health, the environment, sustainability, diversity, governance, social responsibility, the highest standards of ethical conduct and continued efforts to foster a collaborative corporate culture.

Continued to emphasize safety in the workplace. Occidental’s employee safety performance, based on the U.S. Department of Labor’s Injury and Illness Incidence Rate, was nine times better than the U.S. private industry average.

Formed Oxy Low Carbon Ventures (OLCV), a business unit focused on carbon capture, utilization and storage projects and technologies that source man-made CO2 for use in global oil and gas projects. OLCV is advancing innovative low-carbon technology solutions that will grow our business while reducing emissions.

Joined the Oil and Gas Climate Initiative, a CEO-led consortium of 13 public and national oil companies collectively representing 30% of the world’s oil production, jointly working to advance CCUS and emission reduction on a global scale.

Joined the Permian Strategic Partnership, which seeks to improve the quality of life for Permian Basin families by partnering with local leaders to develop and implement strategic plans to foster superior education, accessible housing, a supportive healthcare system, safer roads, and workforce development.

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■	Continue to identify and develop Occidental’s future leadership.

Worked with senior management and the Board to ensure that the current and future leadership team is positioned to successfully meet the challenges of a dynamic industry.

Continued an in-depth talent review within Occidental to ensure that the next generation of leaders have been identified and are being appropriately developed for positions of increasing responsibility.

Appointed several key succession candidates into growth roles.

Continued to promote Occidental’s core values and culture traits throughout the organization.

Continued focus on diverse representation in leadership positions.

Compensation Decisions

■	Base salary: Ms. Hollub’s base salary was unchanged in 2018. Ms. Hollub has not had an increase in base salary since 2016.

■	Annual Cash Incentive: Ms. Hollub’s target Annual Cash Incentive award opportunity was set in February 2018 at $1,875,000, unchanged from 2017. The company performance portion of the Annual Cash Incentive award was earned at 150% of target. Based on Ms. Hollub’s individual achievements described above, the Compensation Committee determined that the individual performance portion of the Annual Cash Incentive award was earned at 150% of target.

■	Long-Term Incentives: The target value of Ms. Hollub’s long-term incentive award package for 2018 was $9,500,000, an approximate 12% increase from 2017, which the Compensation Committee determined was appropriate in recognition of Ms. Hollub’s 2017 performance assessment and in order to better align Ms. Hollub’s long-term incentive opportunity with peer company practices. 70% of Ms. Hollub’s target long-term incentive award opportunity is performance-based and will only be realized if Occidental meets or exceeds the performance targets described in “Elements of the 2018 Compensation Program – Long-Term Incentive Program” on page 31.

  Edward A. Lowe, Executive Vice President and Group Chairman, Middle East

Mr. Lowe has served as Executive Vice President of Occidental since 2015 and Group Chairman, Middle East, since 2016. Prior to that, Mr. Lowe served as President, Oxy Oil and Gas – International since 2009. Mr. Lowe is responsible for growing Occidental’s business in the Middle East, including strategy, business development, contract extensions and partner relationships.

Tenure. Mr. Lowe has been an employee of Occidental for over 30 years.

Performance Assessment. In assessing Mr. Lowe’s performance, the Compensation Committee considered his contributions to the success of Occidental’s operations in the Middle East, including record-high production from Al Hosn Gas in 2018; and his critical involvement in supporting the negotiation of agreements for two exploration and production sharing agreements, Blocks 51 and 65, in Oman.

Compensation Decisions

■	Base salary: Mr. Lowe’s base salary was unchanged in 2018. Mr. Lowe has not had an increase in base salary since 2014.

■	Annual Cash Incentive: Mr. Lowe’s target Annual Cash Incentive award opportunity was set at $750,000, unchanged from 2017. The company performance portion of the Annual Cash Incentive award was earned at 150% of target. Based on Mr. Lowe’s individual achievements described above, the Compensation Committee determined that the individual performance portion of the Annual Cash Incentive award was earned at 100% of target.

■	Long-Term Incentives: The target value of Mr. Lowe’s long-term incentive award package for 2018 was $3,500,000, unchanged from 2017. For information regarding how the Compensation Committee determines individual long-term incentive award amounts, see “Elements of the 2018 Compensation Program – Long-Term Incentive Program” on page 31.

  Marcia E. Backus, Senior Vice President, General Counsel and Chief Compliance Officer

Ms. Backus has served as General Counsel since 2013, Senior Vice President since 2014 and Chief Compliance Officer since 2015. Ms. Backus is responsible for overseeing Occidental’s legal and compliance departments. Prior to joining Occidental, Ms. Backus was a partner at the law firm Vinson & Elkins L.L.P. heading the firm’s Energy Transactions/Projects Practice Group and serving in key leadership positions.

Tenure. Ms. Backus has been an employee of Occidental since 2013.

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Performance Assessment. In assessing Ms. Backus’s performance, the Compensation Committee considered her superior performance in handling litigation matters and development and implementation of proven litigation strategies; achievement of successful outcomes with respect to resolving litigation matters and other legal disputes; instrumental involvement in negotiations regarding several acquisitions and divestitures and contracts in 2018 that have enhanced the value of Occidental’s portfolio of assets; and leadership and oversight of the company’s global legal department and compliance function.

Compensation Decisions

■	Base salary: Ms. Backus’s base salary was unchanged in 2018. Ms. Backus has not had an increase in base salary since 2016.

■	Annual Cash Incentive: Ms. Backus’s target Annual Cash Incentive award opportunity was set at $800,000, unchanged from 2017. The company performance portion of the Annual Cash Incentive award was earned at 150% of target. Based on Ms. Backus’s individual achievements described above, the Compensation Committee determined that the individual performance portion of the Annual Cash Incentive award was earned at 150% of target.

■	Long-Term Incentives: The target value of Ms. Backus’s long-term incentive award package for 2018 was $3,000,000, unchanged from 2017. For information regarding how the Compensation Committee determines individual long-term incentive award amounts, see “Elements of the 2018 Compensation Program – Long-Term Incentive Program” on page 31.

  Cedric W. Burgher, Senior Vice President and Chief Financial Officer

Mr. Burgher joined Occidental as Senior Vice President and Chief Financial Officer in 2017. Mr. Burgher previously served as Senior Vice President at EOG Resources, where he led investor relations and reported directly to the Chief Executive Officer. Mr. Burgher is a seasoned energy executive with more than 30 years of experience leading financial and investor functions at a number of global companies. Mr. Burgher is responsible for Occidental’s tax, treasury and controller functions as well as investor relations.

Tenure. Mr. Burgher has been an employee of Occidental since 2017.

Performance Assessment. In assessing Mr. Burgher’s performance, the Compensation Committee considered his leadership and management of his functional areas of responsibility, as well as his leadership and support for Occidental’s overall strategic goals and performance objectives. Mr. Burgher’s contributions included his involvement in preserving a strong balance sheet, liquidity position and investment grade credit ratings; maintaining effective financial controls and reports; efforts related to capital allocation and the share repurchase program; and sustaining open engagement with stockholders and the financial community.

Compensation Decisions

■	Base salary: Mr. Burgher’s base salary increased by approximately 20% in February 2018 to $725,000, which the Compensation Committee determined was appropriate in light of a review of Mr. Burgher’s individual responsibilities and 2017 performance assessment, compensation surveys, publicly available peer company data and internal pay equity.

■	Annual Cash Incentive: Mr. Burgher’s target Annual Cash Incentive award opportunity increased by approximately 33% to $800,000, which the Compensation Committee determined was appropriate in light of the compensation review described above. The company performance portion of the Annual Cash Incentive award was earned at 150% of target. Based on Mr. Burgher’s individual achievements described above, the Compensation Committee determined that the individual performance portion of the Annual Cash Incentive award was earned at approximately 166% of target.

■	Long-Term Incentives: The target value of Mr. Burgher’s long-term incentive award package for 2018 was $3,000,000, which the Compensation Committee determined was appropriate in light of the compensation review described above. Mr. Burgher received a sign-on equity award in 2017, but did not participate in the 2017 long-term incentive award program. For information regarding how the Compensation Committee determines individual long-term incentive award amounts, see “Elements of the 2018 Compensation Program – Long-Term Incentive Program” on page 31.

■	Sign-on Agreement: Pursuant to the terms of a sign-on agreement with Occidental, Mr. Burgher received a cash payment of $125,000 in 2018. The sign-on agreement was intended, in part, to compensate Mr. Burgher for the forfeiture of awards that he had received from his previous employer. No further cash payments or equity awards are owed to Mr. Burgher under the agreement.

  Glenn M. Vangolen, Senior Vice President, Business Support

Mr. Vangolen has been Senior Vice President, Business Support since 2015, and, prior to this role, he held positions of increasing responsibility in the oil and gas and corporate segments. In his current role, Mr. Vangolen is responsible for human resources; health, environment and safety; government relations; security; and information technology functions.

Tenure. Mr. Vangolen has been an employee of Occidental for over 35 years.

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Performance Assessment. In assessing Mr. Vangolen’s performance, the Compensation Committee considered his active role in driving innovation and excellence in every aspect of Occidental’s business, including realized efficiencies in digitization, process automation, and streamlining and support of both strategic and competitive advantage capabilities. Mr. Vangolen was instrumental in the enhancement of compensation, benefit, wellness and employee engagement activities throughout all operations of the company, in an effort to increase Occidental’s ability to attract and retain critical talent.

Compensation Decisions

■	Base salary: Mr. Vangolen’s base salary increased by approximately 4% in February 2018 to $650,000, which the Compensation Committee determined was appropriate in light of a review of Mr. Vangolen’s individual responsibilities and 2017 performance assessment, compensation surveys, publicly available peer company data and internal pay equity.

■	Annual Cash Incentive: Mr. Vangolen’s target Annual Cash Incentive award opportunity was set at $750,000, an increase of approximately 7% from 2017, which the Compensation Committee determined was appropriate in light of the compensation review described above. The company performance portion of the Annual Cash Incentive award was earned at 150% of target. Based on Mr. Vangolen’s individual achievements described above, the Compensation Committee determined that the individual performance portion of the Annual Cash Incentive award was earned at approximately 167% of target.

■	Long-Term Incentives: The target value of Mr. Vangolen’s long-term incentive award package for 2018 was $2,750,000, unchanged from 2017. For information regarding how the Compensation Committee determines individual long-term incentive award amounts, see “Elements of the 2018 Compensation Program – Long-Term Incentive Program” on page 31.

Additional Compensation Policies and Practices

  Stock Ownership Guidelines

Occidental’s stock ownership guidelines are intended to more closely align the interests of the named executive officers with those of the company’s stockholders. The ownership requirements range from three–to-six times the officer’s annual base salary, based on position, as illustrated below:

Position		Multiple of Base Salary
■	Chief Executive Officer	6
■	Chief Financial Officer	4
■	Executive Vice Presidents	4
■	Senior Vice Presidents	3

Unvested performance-based stock awards and performance-based stock units do not count toward satisfaction of the stock ownership guidelines. Officers subject to the guidelines are expected to comply within five years from the later of the effective date of the guidelines or the date the individual is named to a participating position. As of February 28, 2019, each of the named executive officers was in compliance with the guidelines.

  Equity Grant Practices

The Compensation Committee made equity grants pursuant to the long-term incentive program at its regularly scheduled February meeting. The grant date fair value of each of the CROCE and RSU awards is based on the closing price of Occidental’s common stock on the NYSE on the day the Compensation Committee granted the awards, and the grant date fair value of the TSR award also incorporates the estimated payout percentage of the award as of the grant date. As specifically authorized by the terms of the 2015 LTIP, the Compensation Committee has delegated to Ms. Hollub the authority to grant equity awards in certain circumstances to new employees and to grant equity awards to Occidental’s employees who are not executive officers.

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  Potential Recoupment of Compensation Due to Misconduct

Occidental may recoup certain compensation from the executive officers in the event of misconduct pursuant to the terms of Occidental’s Code of Business Conduct, the Annual Cash Incentive award and the 2015 LTIP. Occidental’s Code of Business Conduct prohibits any officer, employee or director from violating or circumventing any law of the United States or a foreign country or engaging in unethical conduct during the course of his or her employment. The Audit Committee oversees compliance with the Code of Business Conduct and has put in place procedures, including a compliance hotline, to encourage prompt reporting of violations or suspected violations of the Code of Business Conduct, without fear of retaliation. In general, misconduct may have several consequences, including:

■	Disciplinary action, which may include termination, referral for criminal prosecution and reimbursement to Occidental or others for any losses or damages resulting from the violation.

■	Forfeiture of stock awards, in whole or in part, in the case of an employee’s termination for cause.

■	Forfeiture or reduction of the Annual Cash Incentive award for violations of the Code of Business Conduct or related policies.

In addition, the 2015 LTIP includes a provision that gives Occidental the contractual right to recoup awards (i) where a participant has breached Occidental’s Business Code of Conduct by violating applicable law or company policy or engaging in unethical conduct or (ii) pursuant to a policy to be adopted by Occidental to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, which will generally require recoupment of incentive-based compensation if Occidental is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement.

Risk Assessment of Compensation Policies and Practices

Although the majority of the executive compensation program is performance-based, the Compensation Committee believes the program does not encourage unnecessary or excessive risk-taking. In reaching its conclusion, the Compensation Committee reviewed the findings of a risk-taking analysis performed by its independent compensation consultant, Meridian. The Compensation Committee concurred with Meridian’s finding that Occidental’s executive compensation program includes multiple features that appropriately control motivations for excessive risk-taking and that the compensation program does not encourage excessive risk-taking. The compensation features that are indicative of appropriate risk-taking include:

■	Diversified Performance Metrics. The Annual Cash Incentive award considers multiple performance criteria, rather than a single metric.

■	Balanced Pay Mix. The total compensation opportunity features an effective balance between short- and long-term compensation components.

■	Capped Awards. Performance-based stock awards and the Annual Cash Incentive award are capped as a percentage of the targeted award and payout of the TSR award is capped at target if Occidental’s absolute TSR is negative over the performance period.

■	Stock Ownership Guidelines. Meaningful stock ownership guidelines and holding requirements for executives encourage a long-term perspective and require holding stock for extended periods.

■	Clawback Provisions. The Annual Cash Incentive award and long-term incentive awards are subject to clawback provisions beyond legal requirements, including forfeiture and recoupment provisions of awards in the event of violations of Occidental’s Code of Business Conduct.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis section for the year ended December 31, 2018. Based on these reviews and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement for the 2019 Annual Meeting of Stockholders.

Respectfully submitted,

THE EXECUTIVE COMPENSATION COMMITTEE

Margaret M. Foran (Chair)

Spencer Abraham

John E. Feick

William R. Klesse

Jack B. Moore

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EXECUTIVE COMPENSATION TABLES

Summary Compensation

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)	Total
Vicki Hollub	2018	$1,250,000	$0	$9,500,135	$2,812,500	$543,058	$14,105,693
President and	2017	$1,250,000	$0	$8,500,028	$2,475,000	$450,832	$12,675,860
Chief Executive Officer	2016	$1,143,314	$0	$9,765,802	$1,875,000	$214,379	$12,998,495
Edward Lowe	2018	$625,000	$0	$3,500,104	$975,000	$233,162	$5,333,266
Executive Vice President and Group Chairman,	2017	$625,000	$1,250,000	$3,500,078	$885,000	$214,541	$6,474,619
Middle East	2016	$625,000	$0	$4,029,783	$750,000	$127,035	$5,531,818
Marcia Backus	2018	$700,000	$0	$3,000,109	$1,200,000	$275,849	$5,175,958
Senior Vice President, General Counsel	2017	$700,000	$0	$3,000,090	$1,124,000	$219,370	$5,043,460
and Chief Compliance Officer	2016	$646,970	$0	$4,059,535	$800,000	$118,336	$5,624,841
Cedric Burgher	2018	$700,962	$125,000	$3,000,109	$1,250,000	$239,922	$5,315,993
Senior Vice President and Chief Financial Officer	2017	$353,425	$125,000	$2,500,046	$804,000	$54,521	$3,836,992
Glenn Vangolen	2018	$645,192	$0	$2,750,077	$1,175,000	$250,854	$4,821,123
Senior Vice President,	2017	$617,192	$0	$2,750,068	$1,050,000	$195,004	$4,612,264
Business Support	2016	$575,000	$0	$3,258,557	$600,000	$103,097	$4,536,654

(1)	Includes any salary amounts voluntarily deferred by the executive officer pursuant to Occidental’s Modified Deferred Compensation Plan (MDCP).
(2)	Mr. Burgher commenced employment with Occidental on May 31, 2017 and received cash sign-on bonus payments in 2017 and 2018 pursuant to his sign-on agreement, as further described on page 37. No further sign-on payments are owed to Mr. Burgher.
(3)	For 2018, amounts shown represent the aggregate grant date fair value of the CROCE, RSU and TSR long-term incentive awards granted to the named executive officers. The grant date fair value of each of the CROCE and RSU awards equals the number of stock units granted multiplied by $69.87, Occidental’s closing stock price on the grant date. The grant date fair value of the TSR award is calculated based on a Monte-Carlo valuation on the date of grant, determined under Financial Accounting Standards Board Accounting Standard Codification Topic 718. See Note 13 to the Consolidated Financial Statements in Occidental’s Annual Report on Form 10-K regarding assumptions underlying the valuation of the TSR award. In accordance with SEC rules, the aggregate grant date fair value of the TSR and CROCE awards is calculated based on the most probable outcome of the performance conditions as of the grant date. The maximum values of the TSR award as of the grant date for Ms. Hollub, Mr. Lowe, Ms. Backus, Mr. Burgher and Mr. Vangolen were approximately $8.9 million, $2.6 million, $2.2 million, $2.2 million and $2.0 million, respectively. The maximum values of the CROCE award as of the grant date for Ms. Hollub, Mr. Lowe, Ms. Backus, Mr. Burgher and Mr. Vangolen were approximately $4.8 million, $1.4 million, $1.2 million, $1.2 million and $1.1 million, respectively. The RSU award has no above-target payout scenario.
(4)	The amount shown represents the amount paid pursuant to the Annual Cash Incentive award, including any amount voluntarily deferred by the executive officer under the MDCP. For more information regarding the 2018 Annual Cash Incentive award, see “Compensation Discussion and Analysis–Elements of the 2018 Compensation Program–Annual Cash Incentive” on page 29.
(5)	The following table shows “All Other Compensation” amounts for 2018 for the named executive officers. In accordance with SEC rules, benefits that are generally available to all full-time salaried U.S. dollar employees, such as medical, dental, life insurance, health savings, and flexible spending accounts, are not shown.

	V. Hollub		E. Lowe		M. Backus		C. Burgher		G. Vangolen
Savings Plan(a)	$19,250		$19,250		$19,250		$19,250		$19,250
SRP II(b)	$512,242		$200,505		$243,698		$205,483		$224,212
MDCP(c)	$1,029		$—		$—		$—		$—
Personal Benefits	$10,537	(d)	$13,407	(e)	$12,901	(f)	$15,189	(g)	$7,392	(h)
Total	$543,058		$233,162		$275,849		$239,922		$250,854

(a)	Occidental’s contribution to the Occidental Petroleum Corporation Savings Plan (Savings Plan) described on page 33.
(b)	Occidental’s contribution to the Supplemental Retirement Plan II (SRP II) described on page 45.
(c)	Occidental’s contribution to the MDCP described on page 45.
(d)	Financial and tax planning, excess liability insurance, and an annual physical.
(e)	Financial and tax planning, and excess liability insurance.
(f)	Financial and tax planning, and excess liability insurance.
(g)	Financial and tax planning, excess liability insurance, and a tax gross-up related to travel ($5,392).
(h)	Financial and tax planning, and excess liability insurance.

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Grants of Plan-Based Awards

The table below shows the plan-based awards granted by the Compensation Committee to the named executive officers in 2018. For a summary of the key terms of the awards granted pursuant to the 2018 long-term incentive program, see “Elements of the 2018 Compensation Program – Long-Term Incentive Program” beginning on page 31. For the actual amounts earned under the Annual Cash Incentive award, see the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 40.

GRANTS OF PLAN-BASED AWARDS

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: # of Shares of	Grant Date Fair Value of Stock
Name/Type of Award	Grant Date	Threshold $	Target $	Maximum $	Threshold # Shares	Target # Shares	Maximum # Shares	Stock or Units	Awards ($)
V. Hollub
ACI		$0	$1,875,000	$3,750,000
CROCE(2)	02/07/18				8,498	33,992	67,984		$2,375,021
RSU(3)	02/07/18							40,791	$2,850,067
TSR(4)	02/07/18				16,011	64,042	128,084		$4,275,047
E. Lowe
ACI		$0	$750,000	$1,500,000
CROCE(2)	02/07/18				2,505	10,019	20,038		$700,028
RSU(3)	02/07/18							22,542	$1,575,010
TSR(4)	02/07/18				4,588	18,352	36,704		$1,225,066
M. Backus
ACI		$0	$800,000	$1,600,000
CROCE(2)	02/07/18				2,147	8,588	17,176		$600,044
RSU(3)	02/07/18							19,322	$1,350,028
TSR(4)	02/07/18				3,933	15,730	31,460		$1,050,037
C. Burgher
ACI		$0	$800,000	$1,600,000
CROCE(2)	02/07/18				2,147	8,588	17,176		$600,044
RSU(3)	02/07/18							19,322	$1,350,028
TSR(4)	02/07/18				3,933	15,730	31,460		$1,050,037
G.Vangolen
ACI		$0	$750,000	$1,500,000
CROCE(2)	02/07/18				1,968	7,872	15,744		$550,017
RSU(3)	02/07/18							17,712	$1,237,537
TSR(4)	02/07/18				3,605	14,419	28,838		$962,523

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(1)	Amounts shown reflect the possible payout range of the 2018 Annual Cash Incentive award at grant. For the actual amounts earned pursuant to the Annual Cash Incentive award, see the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 40. For 2018, payout of the Annual Cash Incentive award was based on Occidental’s performance with respect to a basket of key company performance metrics and the Compensation Committee’s assessment of each named executive officer’s individual performance. The Annual Cash Incentive is described further under “Elements of the 2018 Compensation Program – Annual Cash Incentive” on page 29.
(2)	The grant date fair value of the CROCE award is equal to the target number of PSUs granted multiplied by $69.87, the closing price of Occidental’s common stock on the grant date. Actual payout of the CROCE award may be zero or a range from 25% to 200% of the target number of PSUs granted based on Occidental’s CROCE at the end of the three-year performance period. For more information regarding the payout possibilities of the CROCE award, please see “Elements of the 2018 Compensation Program – Long-Term Incentive Program – Cash Return on Capital Employed (CROCE) PSU Award” on page 32.
(3)	The grant date fair value of the RSU award is equal to the number of restricted stock units granted multiplied by $69.87, the closing price of Occidental’s common stock on the grant date. The RSU award vests ratably over three years with one-third vesting on each of February 28, 2019, 2020 and 2021, subject to continued employment, and is payable in shares of common stock upon vesting. The vested shares are subject to a two-year holding period. The value of the RSU award at vesting will depend on the closing price of Occidental’s common stock on each vesting date multiplied by the number of stock units vested. For more information regarding the RSU award, see “Elements of the 2018 Compensation Program – Long-Term Incentive Program – Restricted Stock Unit (RSU) Award” on page 32.
(4)	The grant date fair value of the TSR award is based on a Monte Carlo simulation in accordance with FASB ASC 718. Actual payout of the TSR award may be zero or a range from 25% to 200% of the target number of PSUs granted based on Occidental’s TSR at the end of the three-year performance period as compared to the TSR of the performance peer companies, and whether Occidental’s absolute TSR value for the performance period is positive. For more information regarding the payout possibilities of the TSR award, please see “Elements of the 2018 Compensation Program – Long- Term Incentive Program – Total Shareholder Return (TSR) PSU Award” on page 32.

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Outstanding Equity Awards

The table below sets forth the outstanding equity awards held by the named executive officers as of December 31, 2018.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2018

		Option Awards				Stock Awards
Name/Type of Award	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested (#)	(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)	(1)
V. Hollub
NQSO(2)	02/11/15	85,000	0	$79.98	2/11/2022
RSU(3)	02/17/16					8,333	$511,480
RSU(3)	07/13/16					10,412	$639,089
RSU(3)	02/15/17					25,294	$1,552,546
RSU(3)	02/07/18					40,791	$2,503,752
RSI(4)	07/22/13								4,470	$274,369
RSI(4)	07/09/14								13,955	$856,558
CROCE(5)	02/07/18								67,984	$4,172,858
PRI(6)	07/08/15								17,232	$1,057,700
TSR(7)	07/13/16								84,179	$5,166,907
TSR(7)	02/15/17								105,619	$6,482,894
TSR(7)	02/07/18								64,042	$3,930,898
E. Lowe
NQSO(2)	02/11/15	20,000	0	$79.98	2/11/2022
RSU(3)	02/17/16					2,500	$153,450
RSU(3)	07/13/16					6,833	$419,410
RSU(3)	02/15/17					15,623	$958,940
RSU(3)	02/07/18					22,542	$1,383,628
RSI(4)	07/11/12								19,938	$1,223,794
RSI(4)	07/22/13								15,469	$949,487
RSI(4)	07/09/14								13,955	$856,558
CROCE(5)	02/07/18								20,038	$1,229,932
PRI(6)	07/08/15								13,785	$846,123
TSR(7)	07/13/16								28,937	$1,776,153
TSR(7)	02/15/17								34,171	$2,097,416
TSR(7)	02/07/18								18,352	$1,126,446
M. Backus
NQSO(2)	02/11/15	20,000	0	$79.98	2/11/2022
RSU(3)	02/17/16					5,000	$306,900
RSU(3)	07/13/16					5,857	$359,503
RSU(3)	02/15/17					13,391	$821,940
RSU(3)	02/07/18					19,322	$1,185,984
RSI(4)	10/01/13								20,096	$1,233,492
RSI(4)	07/09/14								6,203	$380,740
CROCE(5)	02/07/18								17,176	$1,054,263
PRI(6)	07/08/15								7,583	$465,445
TSR(7)	07/13/16								24,803	$1,522,408
TSR(7)	02/15/17								29,290	$1,797,820
TSR(7)	02/07/18								15,730	$965,507

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		Option Awards				Stock Awards
Name/Type of Award	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested (#)	(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)	(1)
C. Burgher
RSU(3)	05/31/17					28,282	$1,735,949
RSU(3)	02/07/18					19,322	$1,185,984
CROCE(5)	02/07/18								17,176	$1,054,263
TSR(7)	02/07/18								15,730	$965,507
G. Vangolen
NQSO(2)	02/11/15	35,000	0	$79.98	2/11/2022
RSU(3)	02/17/16					2,400	$147,312
RSU(3)	07/13/16					5,369	$329,549
RSU(3)	02/15/17					12,275	$753,440
RSU(3)	02/07/18					17,712	$1,087,163
RSI(4)	07/09/14								4,963	$304,629
CROCE(5)	02/07/18								15,744	$966,367
PRI(6)	07/08/15								8,271	$507,674
TSR(7)	07/13/16								22,736	$1,395,536
TSR(7)	02/15/17								26,849	$1,647,992
TSR(7)	02/07/18								14,419	$885,038
(1)	The dollar amounts shown represent the product of the number of shares or units shown in the column immediately to the left and $61.38, the closing price of Occidental’s common stock on the NYSE on December 31, 2018.
(2)	The non-qualified stock option (NQSO) award vested ratably over a three-year period with one-third becoming exercisable on each of February 11, 2016, 2017, and 2018. The closing price of Occidental’s common stock on the NYSE on December 31, 2018 was not in excess of the strike price of the NQSO award.
(3)	The RSU awards vest ratably over a three-year period, subject to continued employment. The unvested portion of the RSU award granted in February 2016 vested on February 28, 2019; the unvested portion of the RSU award granted in July 2016 will vest on July 12, 2019; half of the unvested portion of the RSU award granted in February 2017 vested on February 28, 2019 and the remaining unvested portion will vest on February 28, 2020; and one-third of the RSU award granted in February 2018 vested on February 28, 2019, and the remaining unvested portion will vest ratably on February 28, 2020 and 2021. The unvested portion of Mr. Burgher’s sign-on RSU award granted in May 2017 will vest ratably on May 30, 2019 and 2020.
(4)	The shares underlying the restricted stock incentive (RSI) awards granted in 2012, 2013 and 2014 are forfeitable until the certification by the Compensation Committee that the performance goal is met, which must be satisfied no later than June 30, 2019, 2020 and 2021, respectively. If the performance goal is not achieved, then the shares underlying the award will forfeit. Pursuant to SEC rules, the values shown assume that the RSI awards will pay out; however, based on the performance of Occidental through December 31, 2018, each of the 2012, 2013 and 2014 RSI awards are not expected to pay out. The ultimate payout may be less or more than the amounts shown, with the possibility of no payout, depending on the outcome of the performance criteria and the value of Occidental’s common stock on the award certification date.
(5)	Values shown for the CROCE award reflect an estimated payout at the maximum performance level, based on the performance of Occidental through December 31, 2018. The CROCE award vests based on the achievement of the applicable performance goal over the performance period, which ends on December 31, 2020. The ultimate payout may be less or more than the amounts shown, with the possibility of no payout, depending on the outcome of the performance criteria and the value of Occidental’s common stock on the award certification date.
(6)	The performance retention incentive (PRI) award vests in four equal annual tranches, subject to continued employment through the applicable vesting date. The first and fourth tranches are still outstanding. Pursuant to SEC rules, the values shown assume that the first and fourth tranches of the award will pay out; however, the first tranche of the PRI award is not expected to pay out based on the performance of Occidental through December 31, 2018. The fourth tranche of the PRI award vests on July 7, 2019. If the performance goal is not met by June 30, 2022, the shares will forfeit. The ultimate payout may be less or more than the amounts shown, with the possibility of no payout, depending on the outcome of the performance criteria and the value of Occidental’s common stock on the award certification date.
(7)	Values shown for the 2016, 2017 and 2018 TSR awards reflect an estimated payout at the target performance level, based on the performance of Occidental through December 31, 2018. The TSR awards vest based on the achievement of the applicable performance goal over the performance period. The performance periods for the 2016, 2017 and 2018 TSR awards end on June 30, 2019, December 31, 2019 and December 31, 2020, respectively. The ultimate payout may be less or more than the amounts shown, with the possibility of no payout, depending on the outcome of the performance criteria and the value of Occidental’s common stock on the award certification date.

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Stock Vested in 2018

The following table summarizes, for the named executive officers, the stock awards vested during 2018. No option awards were exercised by the named executive officers in 2018.

PREVIOUSLY GRANTED STOCK AWARDS VESTED IN 2018

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	(1)
V. Hollub	76,292	$5,770,003
E. Lowe	62,511	$4,686,891
M. Backus	37,310	$2,808,436
C. Burgher	14,142	$1,188,918
G. Vangolen	35,459	$2,700,463
(1)	Amounts shown represent the product of the number of shares vested and the closing price of Occidental’s common stock on the NYSE on either the award’s certification date, for performance-based awards, or the award’s vesting date, for time-vested awards. In each case, the number of shares acquired at vesting and the value realized at vesting do not include any reduction in vested shares or value realized associated with the cancellation of shares to satisfy taxes.

Nonqualified Deferred Compensation

  Supplemental Retirement Plan II

Employees whose participation in Occidental’s tax-qualified defined contribution plans is limited by applicable tax laws are eligible to participate in Occidental’s Supplemental Retirement Plan II (SRP II), which provides additional retirement benefits outside of those limitations.

Annual plan allocations for each participant restore the amounts that would have accrued for salary and Annual Cash Incentive under the qualified plans, but for the tax law limitations. Account balances are fully vested after three years of service and are payable following separation from service, or upon attainment of a specified age elected by the participant. Except for Mr. Burgher, each of the named executive officers is fully vested in his or her aggregate balance shown on page 46.

Interest on SRP II accounts is allocated daily to each participant’s account. The amount of interest earnings is calculated using a rate equal to the five-year U.S. Treasury Note rate on the last business day of the processing month plus 2%, on a daily basis with monthly compounding.

  Modified Deferred Compensation Plan

Under the Modified Deferred Compensation Plan (MDCP), the maximum amount of an executive officer’s salary or Annual Cash Incentive that may be deferred for any one year is limited to $75,000. A participant’s overall plan balance must be less than $1 million at the end of any given year to enable a participant to defer compensation for the subsequent year. Deferred amounts earn interest at a rate equal to the five-year U.S. Treasury Note rate plus 2%.

The following table sets forth the 2018 contributions, earnings, withdrawals and balances under the SRP II and the MDCP, to the extent the named executive officers participate in such plans. The footnotes provide information about other amounts that were reported as earned in the Summary Compensation Table on page 40 for 2018 and prior years.

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NONQUALIFIED DEFERRED COMPENSATION

Name	Plan	Executive Contributions in 2018(1)	Occidental Contributions in 2018(2)	Aggregate Earnings in 2018	Aggregate Withdrawals/ Distributions in 2018	Aggregate Balance at 12/31/18(3)
V. Hollub	SRP II	$—	$512,242	$82,815	$—	$2,023,019
	MDCP	$14,703	$1,029	$15,890	$—	$354,037
E. Lowe	SRP II	$—	$200,505	$94,392	$—	$2,166,863
	MDCP	$—	$—	$49,330	$—	$1,091,542
M. Backus	SRP II	$—	$243,698	$34,649	$—	$859,291
	MDCP	$—	$—	$—	$—	$—
C. Burgher	SRP II	$—	$205,483	$7,265	$—	$248,644
	MDCP	$—	$—	$—	$—	$—
G. Vangolen	SRP II	$—	$224,212	$59,186	$—	$1,393,789
	MDCP	$—	$—	$45,049	$—	$996,825
(1)	No employee contributions are permitted to the SRP II. The amount reported with respect to the MDCP was deferred at the election of the named executive officer and is included in the amount reported in the “Salary” column of the Summary Compensation Table for 2018 on page 40.
(2)	Amounts represent Occidental’s 2018 contributions to the SRP II and MDCP, which are reported under “All Other Compensation” in the Summary Compensation Table on page 40.
(3)	The aggregate balance for each named executive officer who participates in the SRP II and/or the MDCP, as applicable, reflects the cumulative value, as of December 31, 2018, of the contributions to the named executive officer’s account, earnings on those contributions, and any withdrawals or distributions since the named executive officer began participating in the plan. We previously reported Occidental contributions for the named executive officers in the Summary Compensation Table for fiscal years prior to 2018 in the following aggregate amounts: Ms. Hollub – $876,961; Mr. Lowe – $1,479,979; Ms. Backus – $407,331; Mr. Burgher – $35,621; and Mr. Vangolen – $246,284.

Potential Payments upon Termination or Change in Control

Payments and other benefits provided to named executive officers in various termination circumstances or in connection with a change in control are subject to certain policies, plans and agreements. The material terms of these arrangements are summarized below. Except as described in this summary and in the Potential Payments table, Occidental does not have any other agreements or plans that will require compensation to be paid to named executive officers in the event of a termination of employment or a change in control.

Golden Parachute Policy. Occidental’s Golden Parachute Policy provides that, subject to certain exceptions, Occidental will not grant Golden Parachute Benefits (as defined in the policy) to any senior executive that exceed 2.99 times his or her salary plus Annual Cash Incentive pay, unless the grant of such benefits is approved by a vote of Occidental’s stockholders. The complete Golden Parachute Policy is available at www.oxy.com.

Outstanding Equity Awards. Awards granted to the named executive officers since 2015 (those granted under the 2015 LTIP) are subject to double-trigger vesting upon a “change in control” (as defined in the 2015 LTIP). Payout under each of the outstanding equity awards based on various termination circumstances or in connection with a change in control are described in more detail in the footnotes to the Potential Payments table on page 48.

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  Potential Payments

In the table that follows, payments and other benefits provided to the active named executive officers in connection with various termination and change in control situations are set out as if the conditions for payment had occurred and the applicable triggering events took place on December 31, 2018, when the closing price of Occidental’s common stock was $61.38.

The amounts shown in the following table are in addition to the payments and benefits that are potentially available to all full-time salaried U.S. dollar payroll employees, such as amounts vested under the Savings Plan and other tax-qualified retirement plans, amounts vested under Occidental’s nonqualified deferred compensation plans, payment for accrued vacation up to a maximum accrual ceiling of 296 hours, and disability benefits, among others.

Actual amounts to be paid will depend on several factors, such as the date of each named executive officer’s separation from Occidental or the occurrence of an actual change in control event, Occidental’s ultimate achievement of performance goals underlying performance awards and the price of Occidental’s common stock when such awards are earned, if at all. The disclosures below do not take into consideration any requirements under Section 409A of the Internal Revenue Code, which could affect, among other things, the timing of payments and distributions.

While amounts reported in the following table are expressed as an estimated cash value, all of the amounts reported are payable solely in shares of common stock, if at all. In addition, in circumstances of retirement, disability, death, or termination without cause, payout of performance-based long-term incentive awards is not accelerated, as such awards will not be paid out unless and until the performance goals underlying the awards are satisfied.

POTENTIAL PAYMENTS

Name/Type of Award (1)	Retirement with Occidental Consent	Disability, Death or Termination without Cause	Change in Control	Change in Control and Qualifying Termination
V. Hollub
RSI Awards(2)	$—	$—	$1,130,927	$1,130,927
RSU Awards(3)	$2,660,884	$2,660,884	$—	$2,660,884
CROCE Award(4)	$882,522	$882,522	$—	$2,086,429
PRI Award(5)	$460,841	$460,841	$528,850	$1,057,700
TSR Awards(6)	$11,176,377	$8,456,016	$—	$15,580,699
Total	$15,180,624	$12,460,263	$1,659,777	$22,516,639
E. Lowe
RSI Awards(2)	$—	$—	$3,029,840	$3,029,840
RSU Awards(3)	$1,464,711	$1,464,711	$—	$1,464,711
CROCE Award(4)	$260,128	$260,128	$—	$614,966
PRI Award(5)	$368,648	$368,648	$423,092	$846,123
TSR Awards(6)	$3,635,967	$2,744,545	$—	$5,000,015
Total	$5,729,455	$4,838,033	$3,452,932	$10,955,655
M. Backus
RSI Awards(2)	$—	$—	$1,614,233	$1,614,233
RSU Awards(3)	$1,421,377	$1,421,377	$—	$1,421,377
CROCE Award(4)	$223,055	$223,055	$—	$527,131
PRI Award(5)	$202,800	$202,800	$232,753	$465,445
TSR Awards(6)	$3,116,570	$2,352,573	$—	$4,285,736
Total	$4,963,801	$4,199,804	$1,846,986	$8,313,921
C. Burgher
RSU Award(3)	$1,249,820	$1,249,820	$—	$1,249,820
CROCE Award(4)	$223,055	$223,055	$—	$527,131
TSR Awards(6)	$321,570	$321,570	$—	$965,507
Total	$1,794,444	$1,794,444	$—	$2,742,458
G. Vangolen
RSI Awards(2)	$—	$—	$304,629	$304,629
RSU Awards(3)	$1,176,164	$1,176,164	$—	$1,176,164
CROCE Award(4)	$204,395	$204,395	$—	$483,183
PRI Award(5)	$221,152	$221,152	$253,868	$507,674
TSR Awards(6)	$2,856,871	$2,156,464	$—	$3,928,566
Total	$4,458,582	$3,758,175	$558,497	$6,400,215

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(1)	The treatment of outstanding equity awards in connection with each termination scenario specified in these tables is summarized in the chart below:

Type of Award	Retirement with Occidental Consent	Disability, Death or Termination without Cause	Change in Control	Change in Control and QualifyingTermination
RSI	Award vests on a pro-rata basis, subject to actual performance.	Award vests on a pro-rata basis, subject to actual performance.	Award becomes nonforfeitable.	Award becomes nonforfeitable.
RSU	Award vests on a pro-rata basis.	Award vests on a pro-rata basis.	No effect.	Award vests on a pro-rata basis.
PRI	Award vests on a pro-rata basis, subject to actual performance.	Award vests on a pro-rata basis, subject to actual performance.	Award is converted into restricted shares, subject to continued service vesting.	Award vests at the target level, unless determined otherwise by the Compensation Committee.
CROCE TSR	Award vests on a pro-rata basis, subject to actual performance; if retirement occurs on or after the 12-month anniversary of the grant date, the award vests in full, subject to actual performance.	Award vests on a pro-rata basis, subject to actual performance.	Award is converted into restricted shares at target level, subject to continued service vesting.	Award vests at the target level, unless determined otherwise by the Compensation Committee.
(2)	The dollar amount shown represents the value realized upon the vesting of the RSI awards upon the achievement and certification of the underlying performance goal, which is equal to the product of Occidental’s year-end closing stock price and the number of shares that vest in accordance with the terms of the applicable award. No payout of the RSI awards is shown in connection with the grantee’s retirement, disability, death or termination without cause because the underlying performance goals are not expected to be achieved based on Occidental’s performance through December 31, 2018.
(3)	The dollar amount shown represents the value realized upon the pro-rata vesting of the RSU awards upon the occurrence of the applicable potential payment event, which is equal to the product of Occidental’s year-end closing stock price and the number of shares that vest in accordance with the terms of the applicable award.
(4)	In the case of the grantee’s retirement, disability, death or termination without cause, the dollar amount shown represents the value realized upon the pro-rata vesting of the CROCE award, which is equal to the product of the year-end closing stock price and the number of shares that vest in accordance with the terms of the award. Shares that vest in connection with these termination scenarios remain subject to the attainment of the applicable performance goal, which has been estimated for purposes of this table based on the performance of Occidental as of December 31, 2018. In the case of a change in control and qualifying termination, the dollar amount shown represents the value realized upon the conversion of the CROCE award into vested restricted stock, which is equal to the product of the year-end closing stock price and the target number of shares underlying the award.
(5)	In the case of the grantee’s retirement, disability, death or termination without cause, the dollar amount shown represents the value realized upon the pro-rata vesting of the PRI award, which is equal to the product of the year-end closing stock price and the number of shares that vest in accordance with the terms of the award. Shares that vest in connection with these termination scenarios remain subject to the attainment of the applicable performance goal, which has been deemed met for tranche 4 for purposes of this table. Tranches 2 and 3 paid out in 2017 and 2018, respectively. No payout of tranche 1 of the PRI award is shown because the underlying performance goal is not expected to be achieved based on Occidental’s performance through December 31, 2018. In the case of a change in control, the dollar amount shown represents the value realized upon the conversion of tranche 1 of the PRI award into vested restricted stock (as the service vesting requirements for that tranche have been met), which is equal to the product of the year-end closing stock price and the number of shares underlying tranche 1 of the PRI award. In the case of a change in control and qualifying termination, the dollar amount shown represents the value realized upon the conversion of the PRI award into vested restricted stock, which is equal to the product of the year-end closing stock price and the number of shares underlying the unvested tranches of the PRI award.
(6)	In the case of the grantee’s retirement, disability, death or termination without cause, the dollar amount shown represents the value realized upon the vesting of the TSR awards, which is equal to the product of the year-end closing stock price and the number of shares that vest in accordance with the terms of the applicable award. Shares that vest in connection with these termination scenarios remain subject to the attainment of the applicable performance goal, which has been estimated for purposes of this table based on the performance of Occidental as of December 31, 2018. In the case of a change in control and qualifying termination, the dollar amount shown represents the value realized upon the conversion of the TSR awards into vested restricted stock, which is equal to the product of the year-end closing stock price and the target number of shares underlying the applicable award.

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NON-EMPLOYEE DIRECTOR COMPENSATION

The Governance Committee periodically reviews non-employee director compensation and makes recommendations regarding changes to the Board. The Governance Committee last reviewed non-employee director compensation in 2017 with the assistance of Meridian Partners, LLC (Meridian). Meridian performed a robust review of Occidental’s non-employee director compensation program, which included a detailed comparison of Occidental’s non-employee director compensation program and practices against those of Occidental’s peer companies (as defined on page 34) and against a broader comparator group of Fortune 250 companies based on market capitalization. Based on the market data presented by Meridian and the Governance Committee’s analysis, the Governance Committee determined that the program was competitive and aligned with market practices and recommended to the Board that no changes be made to the program. Non-employee director compensation has remained unchanged since 2014.

Director Compensation Program

The non-employee directors receive a combination of cash, in the form of an annual retainer payable on a monthly basis, and stock-based compensation. Occidental does not provide option awards; non-equity incentive awards; or retirement plans for non-employee directors. The Independent Chairman of the Board and the Committee chairs receive additional compensation for their service due to the increased responsibilities that accompany these positions. Ms. Hollub does not receive any compensation for her service as a director.

The following table describes the components of the 2018 non-employee director compensation program:

Compensation Element	2018 Annual Amount
Annual Cash Retainer	$125,000 for non-employee directors
$155,000 for Chairman of the Board
Annual Equity Award	$225,000 for non-employee directors
$335,000 for Chairman of the Board
Board or Committee Meeting Fees	None
Committee Chair Additional Annual Equity Award	$25,000 for each committee

  Annual Equity Award

The Board believes that director and stockholder interests should be aligned over the long term. In furtherance of this objective, the majority of non-employee director compensation is equity-based compensation. Directors may elect to receive their annual equity award in shares of common stock or in deferred common stock units.

Common Stock Award. Pursuant to the terms of the award, the director receives shares of common stock that are fully vested at grant, but subject to transfer restrictions. 50% of the shares may not be sold or transferred until the third anniversary of the grant date and the remaining 50% may not be sold or transferred until the date of the director’s separation from service; provided, however, that all of the shares become transferable in the event of certain change in control events or the director’s separation from service.

Deferred Common Stock Unit Award. Pursuant to the terms of the award, the director receives deferred stock units that are fully vested at grant, but subject to transfer restrictions. Each deferred stock unit is equivalent to one share of common stock and payable in shares of common stock upon the satisfaction of the deferral period. 50% of the deferred stock units are payable upon the third anniversary of the grant date and the remaining 50% are payable on the date of the director’s separation from service; provided, however, that all of the deferred stock units are payable in the event of certain change in control events or the director’s separation from service.

  All Other Compensation

Directors are eligible to participate in the Occidental Petroleum Corporation Matching Gift Program, which matches contributions made by employees and directors to educational institutions and organizations, as well as arts and cultural organizations. The limit for such matching contributions was $10,000 in 2018. Occidental reimburses non-employee directors for expenses related to their Board service, including hotel, airfare, ground transportation and meals.

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  Stock Ownership Guidelines

Non-employee directors are required to own a number of shares of common stock of Occidental having a value of not less than six times the annual cash retainer for non-employee directors within five years of election to the Board. As of March 1, 2019, each of our non-employee directors is in compliance with these guidelines.

Director Compensation Table

The table below summarizes the total compensation for each of the non-employee directors in 2018.

COMPENSATION OF DIRECTORS

Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(2)	Total
Spencer Abraham	$125,000	$225,039	$8,750	$358,789
Howard I. Atkins	$125,000	$225,039	$920	$350,959
Eugene L. Batchelder	$155,000	$335,009	$—	$490,009
John E. Feick	$125,000	$250,001	$1,092	$376,093
Margaret M. Foran	$125,000	$250,001	$10,000	$385,001
Carlos M. Gutierrez	$125,000	$250,001	$—	$375,001
William R. Klesse	$125,000	$225,039	$—	$350,039
Jack B. Moore	$125,000	$225,039	$—	$350,039
Avedick B. Poladian	$125,000	$250,001	$11,292	$386,293
Elisse B. Walter	$125,000	$225,039	$10,000	$360,039
(1)	Equity awards are granted to each non-employee director on the first business day following the Annual Meeting. Prior to the grant date, directors are given the option to receive their annual equity awards as shares of common stock or as deferred stock units, as described above. In 2018, Messrs. Atkins and Moore elected to receive deferred stock units, while all other non-employee directors elected to receive shares of common stock. The grant date fair value reported in the table is calculated by multiplying the number of shares of common stock or deferred stock units granted by a price per share of $77.28, the closing price of Occidental’s common stock on the NYSE on May 7, 2018. These grants are made in whole shares, with fractional share amounts rounded up to the nearest whole share. For information regarding the total number of restricted shares and deferred stock units held by each director, see the Beneficial Ownership of Directors and Executive Officers table on page 51.
(2)	None of the non-employee directors received any fees or payment for services other than as a director. Amounts shown are for matching charitable contributions and tax gross-ups related to spousal travel. Matching charitable contributions pursuant to Occidental’s Matching Gift Program were made in the following amounts: Mr. Abraham – $8,750; Ms. Foran – $10,000; Mr. Poladian – $10,000; and Ms. Walter – $10,000. Tax gross-ups related to spousal travel were made in the following amounts: Mr. Atkins – $920; Mr. Feick – $1,092; and Mr. Poladian – $1,292.

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SECURITY OWNERSHIP

Certain Beneficial Owners and Management

Based on a review of ownership reports filed with the SEC, the entities listed below were the only beneficial owners of greater than 5% of Occidental’s outstanding voting securities as of March 1, 2019.

BENEFICIAL OWNERSHIP OF 5% STOCKHOLDERS

Name and Address	Total Number of Shares Owned		Percent of Outstanding Common Stock		Sole Voting Shares		Shared Voting Shares		Sole Investment Shares		Shared Investment Shares
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	55,266,184	(1)	7.3	(1)	49,000,390	(1)	0	(1)	55,266,184	(1)	0	(1)
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	63,320,999	(2)	8.38	(2)	872,894	(2)	196,756	(2)	62,287,861	(2)	1,033,138	(2)
(1)	Pursuant to a Schedule 13G/A filed with the SEC on February 11, 2019.
(2)	Pursuant to a Schedule 13G/A filed with the SEC on February 11, 2019.

The following table includes certain information regarding the beneficial ownership of Occidental common stock as of March 1, 2019, by each of Occidental’s named executive officers, directors, and all current executive officers and directors as a group.

BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

Name	Common Stock(1)	Restricted Stock(2)	Options Exercisable within 60 days	Total Shares Beneficially Owned	Percent of Outstanding Common Stock(3)
Spencer Abraham	46,341			46,341
Howard I. Atkins	30,207			30,207
Marcia E. Backus	47,291	26,299	20,000	93,590
Eugene L. Batchelder	34,963			34,963
Cedric W. Burgher	15,087			15,087
John E. Feick	46,503			46,503
Margaret M. Foran	43,930			43,930
Carlos M. Gutierrez	45,357			45,357
Vicki Hollub	132,248	18,425	85,000	235,673
William R. Klesse	77,963			77,963
Edward A. Lowe	129,520	49,362	20,000	198,882
Jack B. Moore	8,747			8,747
Avedick B. Poladian	50,703			50,703
Glenn E. Vangolen	48,278	4,963	35,000	88,241
Elisse B. Walter	16,468			16,468
All executive officers and directors as a group (16 persons)	808,992	126,994	229,736	1,148,387
(1)	For executive officers, includes shares held through the Occidental Petroleum Corporation Savings Plan as of March 1, 2019. For non-employee directors, includes deferred stock units and common stock awards that are subject to restrictions on sale and transfer in the following amounts: Secretary Abraham – 12,983; Mr. Atkins – 15,701; Mr. Batchelder – 18,861; Mr. Feick – 18,546; Ms. Foran – 18,146; Secretary Gutierrez – 18,409; Mr. Klesse – 10,116; Mr. Moore – 8,522; Mr. Poladian – 18,146; and Ms. Walter – 12,749.
(2)	Represents shares granted in 2012, 2013 and 2014 under the 2005 Long-Term Incentive Plan as Restricted Stock Incentive awards, which remain forfeitable until the certification of the achievement of the performance goal.
(3)	Less than 1%.

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Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the Exchange Act), Occidental’s executive officers, directors and any beneficial owner of more than 10% of any class of Occidental’s equity securities are required to file, with the SEC, reports of ownership and changes in ownership of Occidental common stock. Copies of such reports are required to be furnished to Occidental. Based solely on its review of the copies of the reports furnished to Occidental and written representations that no additional reports were required, Occidental believes that, during 2018, all persons required to report filed the required reports on a timely basis under Section 16(a).

PAY RATIO

For 2018, the annual total compensation of the median compensated employee of Occidental was $124,103; the annual total compensation of Ms. Hollub for purposes of this pay ratio disclosure was $14,126,873; and the ratio of these amounts is approximately 114 to 1. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on Occidental’s payroll records and the methodology described below.

Pay Ratio Methodology. To identify the median “employee” (as defined by SEC rules), as well as to determine the annual total compensation of the median employee, we used certain permitted assumptions, adjustments, and estimates, as described further below. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

As permitted by SEC rules, for the 2018 pay ratio reported above, we used the same median employee that we used for our 2017 pay ratio, as we believe there has been no change in our employee population or employee compensation arrangements during the last fiscal year that would significantly impact our pay ratio disclosure.

Employee Population. We identified the median employee used for 2017 and 2018 from Occidental’s employee population as of October 1, 2017. After excluding employees under the “de minimis exemption” (as described below), Occidental’s employee population consisted of 6,960 employees located in the U.S.; 557 in Colombia; 2,647 in Oman; and 466 in Qatar. For purposes of identifying the median employee, Occidental was permitted to exclude up to 5% of its total employees who are non-U.S. employees. Occidental relied on this exemption to exclude the employee populations of the following jurisdictions, which collectively accounted for less than 5% of Occidental’s total employee population of 10,978 as of October 1, 2017: Abu Dhabi (64); Belgium (2); Bolivia (65); Brazil (1); Canada (88); Chile (111); Hong Kong (4); Japan (2); Libya (1); Mexico (3); The Netherlands (1); and Singapore (6).

Compensation Measure to Identify Median Employee. To identify the median employee, we used the annual salary of each employee as of October 1, 2017, plus any annual bonus paid to each employee during 2017, each as reported in Occidental’s payroll systems. We did not annualize the salary of any temporary employees.

Total Compensation in 2018. We calculated the median employee’s compensation for 2018 in accordance with the requirements of Item 402 of Regulation S-K, which is equal to the amount of the median employee’s compensation for 2018 that would have been reported in the Summary Compensation Table on page 40, plus the amount of the median employee’s non-discriminatory health and welfare benefits. With respect to the annual total compensation of Ms. Hollub, we used the amount reported in the “Total” column of the Summary Compensation Table on page 40, plus the amount of Ms. Hollub’s non-discriminatory health and welfare benefits.

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PROPOSAL 2:	ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Occidental is submitting this proposal to its stockholders for an advisory vote to approve the compensation of its named executive officers as disclosed in this proxy statement pursuant to Section 14A of the Exchange Act. At our 2017 Annual Meeting of Stockholders, the stockholders approved, on an advisory basis, a frequency of every year for casting advisory votes to approve named executive officer compensation. The next Say-on-Pay vote is expected to occur at our 2020 Annual Meeting of Stockholders.

The executive compensation program for the named executive officers includes many best-practice features that are intended to enhance the alignment of compensation with the interests of Occidental’s stockholders. The executive compensation program is described in the CD&A section beginning on page 25 of this proxy statement.

The Compensation Committee strives to maintain a compensation program that will attract, retain and motivate outstanding executives by providing incentives to reward them for superior performance that supports Occidental’s long-term strategic objectives, whether in an up- or down-cycle commodity price environment, and is competitive with industry practices. The executive compensation program is intended to:

Align with stockholder interests;

Preserve performance accountability in both strong and weak commodity price environments;

Build long-term share ownership;

Provide a consistent retention incentive;

Be straightforward and transparent for the benefit of executives and stockholders; and

Match or exceed prevailing governance standards for performance-based compensation.

The Board recommends that stockholders support the following resolution for the reasons described in the CD&A:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation of Occidental’s named executive officers for 2018, as set forth in the CD&A section, Summary Compensation Table and all other table and narrative disclosures regarding named executive officer compensation set forth in this proxy statement.

A majority of the shares of common stock represented at the Annual Meeting and entitled to vote on this proposal must vote FOR the proposal to approve it. Your broker may not vote your shares on this proposal unless you give voting instructions. Abstentions have the same effect as votes cast AGAINST the proposal. Broker non-votes have no effect on the vote. As in past years, your vote will not directly affect or otherwise limit or enhance any existing compensation or award arrangement of any of our named executive officers, but the outcome of the Say-on-Pay vote will be taken into account by the Compensation Committee in making future compensation decisions.

The Board recommends that you vote FOR the advisory vote to approve named executive officer compensation.

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PROPOSAL 3:	RATIFICATION OF SELECTION OF KPMG AS INDEPENDENT AUDITOR

Audit Related Matters

  Audit and Non-Audit Services Pre-Approval Policy and Procedures

The Audit Committee must give prior approval to any management request for any amount or type of service (audit, audit-related and tax services or, to the extent permitted by law, non-audit services) Occidental’s independent auditor provides to Occidental. Additionally, the Audit Committee has delegated to the committee Chair full authority to approve any such request provided the Audit Committee Chair presents any approval so given to the Audit Committee at its next scheduled meeting. All audit and audit-related services rendered by KPMG LLP in 2018 were approved by the Audit Committee or the Audit Committee Chair before KPMG LLP was engaged for such services. No services of any kind were approved pursuant to the de minimis exception for non-audit services set forth in Rule 2-01 of Regulation S-X.

  Audit and Other Fees

KPMG LLP was our independent auditor for the years ended December 31, 2018 and 2017. The aggregate fees billed for professional services rendered to Occidental by KPMG LLP for the years ended December 31, 2018 and 2017, were as follows (in millions):

Services Provided	2018	2017
Audit fees(1)	$9.2	$8.8
Audit-Related fees(2)	$2.0	$—
Tax fees(3)	$—	$—
All Other fees	$—	$—
Total	$11.2	$8.8
(1)	Audit fees include fees necessary to perform the annual audit and quarterly reviews in accordance with Generally Accepted Auditing Standards, annual attestation on internal controls over financial reporting and services that generally only the independent auditor can reasonably provide, such as comfort letters, statutory audits, other attestation services, employee benefit plan audits, consents and assistance with, and review of, documents filed with the SEC.
(2)	Audit-Related fees in 2018 primarily related to asset dispositions and related accounting consultations. No Audit-Related fees were incurred in 2017.
(3)	Tax fees in 2018 were negligible and related to tax advisory services. No tax fees were incurred in 2017.

Ratification of Selection of Independent Auditor

The Audit Committee of the Board of Directors of Occidental has selected KPMG LLP as independent auditor to audit the consolidated financial statements of Occidental and its subsidiaries for the year ending December 31, 2019. KPMG LLP has audited Occidental’s financial statements since 2002. A member of that firm is expected to be present at the Annual Meeting, will have an opportunity to make a statement, if so desired, and is expected to be available to respond to appropriate questions.

As a matter of good corporate governance, the Board of Directors of Occidental submits the selection of the independent auditor to our stockholders for ratification. A majority of the shares of common stock represented at the Annual Meeting and entitled to vote on this proposal must vote FOR the proposal to ratify the selection of auditor. Abstentions have the same effect as votes AGAINST the proposal. Your broker may vote your shares on the proposal if you do not give your broker voting instructions. If the stockholders do not ratify the selection of KPMG LLP, the Audit Committee will consider whether it is appropriate to select another independent auditor. Even if the stockholders ratify the selection of KPMG LLP, the Audit Committee may select a different independent auditor at any time during the year if it determines that this would be in the best interests of Occidental and our stockholders. If KPMG LLP should decline to act or otherwise become incapable of acting or if its employment is discontinued, the Audit Committee will select another independent auditor.

The Board of Directors recommends that you vote FOR the ratification of the selection of KPMG as independent auditor.

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Report of the Audit Committee

The Audit Committee has reviewed and discussed Occidental’s audited financial statements for the fiscal year ended December 31, 2018, including management’s annual assessment of and report on Occidental’s internal control over financial reporting, with management and KPMG LLP, Occidental’s independent auditor. In addition, the Audit Committee has discussed with KPMG LLP the matters required to be discussed by the applicable standards of the PCAOB. The Audit Committee received from KPMG LLP written disclosures and the letter regarding its independence as required by the applicable requirements of the PCAOB. The Audit Committee has also considered whether the provision of non-audit services provided by KPMG LLP to Occidental is compatible with maintaining their independence and has discussed with KPMG LLP the firm’s independence. Based upon the reports and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in Occidental’s Annual Report on Form 10-K for the year ended December 31, 2018, to be filed with the SEC.

Respectfully submitted,

THE AUDIT COMMITTEE

Avedick B. Poladian (Chair)
Howard I. Atkins
Carlos M. Gutierrez
Elisse B. Walter

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PROPOSAL 4:	STOCKHOLDER PROPOSAL REQUESTING TO LOWER STOCK OWNERSHIP THRESHOLD TO CALL SPECIAL STOCKHOLDER MEETINGS

Occidental has been advised that the following stockholder proposal may be introduced at the Annual Meeting. The Board of Directors disclaims any responsibility for the content of the proposal and for the statements made in support thereof, which, except for minor formatting changes, is presented in the form received from the stockholder proponent. The stockholder proposal is required to be voted on at the Annual Meeting only if it is properly presented. The Board unanimously recommends that you vote AGAINST the stockholder proposal for the reasons stated on page 57.

John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California, 90278, beneficial owner of 50 shares of Occidental’s common stock, is the proponent of the following stockholder proposal.

Proposal 4 – Special Shareholder Meetings

Resolved, Shareowners ask our board to take the steps necessary (unilaterally if possible) to amend our bylaws and each appropriate governing document to give holders in the aggregate of 15% of our outstanding common stock the power to call a special shareowner meeting. This proposal does not impact our board’s current power to call a special meeting.

Special shareholder meetings allow shareholders to vote on important matters, such as electing new directors that can arise between annual meetings. This proposal topic won more than 70%-support at Edwards Lifesciences and SunEdison. This proposal topic, sponsored by William Steiner, also won 78%-support at a Sprint annual meeting with 1.7 billion yes-votes. Nuance Communications (NUAN) shareholders gave 94%-support in February 2018 to a rule 14a-8 proposal calling for 10% of shareholders to call a special meeting.

Our current higher 25%-threshold for shareholders to call a special meeting may be unreachable due to the baked-in time constraints and the detailed technical requirements that can easily trigger disqualifying errors by shareholders.

An enhanced ability of shareholders to call a special meeting would give shareholders greater standing to have input in director refreshment. For instance:

Edward Abraham received 22-times as many negative votes as certain other Occidental directors and yet continued to serve on 2 of our most important board committees.

John Feick had 20-years long tenure (which is the opposite of shareholder-oriented independence in a director) yet continued to serve on 3 of our most important board committees.

Eugene Batchelder, who is retired, was our Chairman and did not serve on any other significant board to keep his skills current.

Meanwhile there has been a 5-year drought as far as the price of our stock – slipping from $91 to $72.

Any claim that a shareholder right to call a special meeting can be costly – may be moot. When shareholders have a good reason to call a special meeting – our board should be able to take positive responding action to make a special meeting unnecessary.

Please vote yes: Special Shareholder Meetings – Proposal 4

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The Board of Directors’ Statement in Opposition.

The Board of Directors agrees with the proponent that it is important for Occidental’s stockholders to have the ability to call a special meeting, which is why Occidental already provides stockholders with this right. The Board of Directors also believes that this ability should be carefully balanced to safeguard the long-term interests of all Occidental stockholders. In 2009, the Board of Directors amended Occidental’s governing documents to permit holders of an aggregate of 25% of the company’s outstanding common stock the right to call a special meeting. This proposal seeks to reduce the percentage of outstanding stock necessary to call a special meeting to 15%. The proponent also submitted this proposal for a vote at Occidental’s 2016 and 2017 annual meetings, and each time a majority of the votes cast were voted against the proposal to reduce the stock ownership threshold to call a special meeting.

The Board of Directors has carefully reviewed and discussed this proposal, and continues to believe that reducing the current threshold to call a special meeting of stockholders is not appropriate or necessary because the existing threshold strikes an appropriate balance between giving stockholders a meaningful right to call a special meeting and minimizing the risk that a small minority of stockholders may trigger the administrative and financial burdens of holding a meeting to address a narrowly supported interest. For every special meeting, Occidental would incur the legal and administrative costs associated with preparing the necessary disclosure documents, distributing these documents to all stockholders and holding the meeting. Also, the time and focus of Occidental’s Board of Directors and senior management would be diverted from Occidental’s operations to prepare for the special meeting.

The Board believes that its existing governance practices and demonstrated responsiveness to stockholder concerns demonstrate that lowering the threshold to call a special meeting is unwarranted.

■	Stockholders have the right to act by written consent, without the need to call a special meeting (a right shared by stockholders at only approximately 30% of S&P 500 companies).

■	Stockholders have the opportunity to cast a vote with respect to Occidental’s entire Board of Directors annually.

■	Stockholders may suggest director nominations to the Board’s Governance Committee.

■	Stockholders holding just 3% of the company’s common stock may use proxy access to nominate directors for inclusion in our proxy materials, subject to satisfying certain procedural and eligibility requirements.

■	Occidental maintains an active stockholder engagement program, overseen by the Governance Committee, and acts on stockholder feedback.

In recognition of our governance practices, Institutional Shareholder Services (ISS) has consistently given us its highest ranking of “1” under its Governance QualityScore rating system, and a “1” for Occidental’s “Shareholder Rights,” which indicates the lowest governance risk as compared to our industry.

These corporate governance features provide stockholders with meaningful opportunities to express their views and concerns.

Finally, the current threshold of 25% is consistent with and, in most cases, the same or lower than, the thresholds at other S&P 500 companies. With respect to U.S.-based companies in the S&P 500 where stockholders are permitted to call a special meeting, more than 63% set a threshold of 25% or greater. Moreover, approximately 40% of S&P 500 companies incorporated in Delaware do not even permit stockholders to call special meetings.

The vote required to approve this proposal is set forth in “Vote Required to Approve the Stockholder Proposal” on page 59.

Accordingly, the Board of Directors recommends that you vote AGAINST the foregoing stockholder proposal.

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GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Occidental Petroleum Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders on May 10, 2019, and at any adjournment or postponement of the meeting.

Information Available Online

Occidental’s Corporate Governance Policies and other governance policies, its Code of Business Conduct and the charters of the four Board committees are available at www.oxy.com/Investors/Governance, or by writing to the Corporate Secretary’s office, Occidental Petroleum Corporation, 5 Greenway Plaza, Suite 110, Houston, Texas 77046.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 10, 2019

This proxy statement and Occidental’s Annual Report on Form 10-K for the year ended December 31, 2018 (Annual Report), are available without charge on Occidental’s website or by writing to the Corporate Secretary’s office at the address above. The Annual Report contains the consolidated financial statements of Occidental and its subsidiaries and the reports of KPMG LLP, independent auditor.

  Householding of Proxy Materials

The SEC permits Occidental, with your permission, to send a single set of proxy materials, including the Notice, the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report to any household at which two or more stockholders reside if Occidental believes they are members of the same family. This rule is called “householding” and its purpose is to help reduce printing and mailing costs of proxy materials. To date, the company has not instituted this procedure, but may do so in the future.

A number of brokerage firms have instituted householding. If you and members of your household have multiple accounts holding shares of Occidental’s common stock, you may have received a householding notification from your broker. Please contact your broker directly if you have questions or wish to revoke your decision to household. These options are available to you at any time. If you receive a single set of proxy materials as a result of householding by your broker and you would like to receive separate copies of the Notice, the Notice of Annual Meeting of Stockholders, Proxy Statement or Annual Report, you may submit a request to our Corporate Secretary at the address above, or by calling the Corporate Secretary’s office at 713-552-8654.

Admission to the Annual Meeting

Attendance at the Annual Meeting is limited to stockholders and authorized proxy holders. If you plan to attend the Annual Meeting, or would like to appoint a proxy holder to attend the meeting, you must request an admission ticket by writing to the Corporate Secretary’s office at the address above, or by calling the Corporate Secretary’s office at 713-552-8654. Your request must be received by the Corporate Secretary’s office on or before May 6, 2019.

If you hold your shares of Occidental common stock in street name through a bank, broker or other holder of record, in addition to an admission ticket, you must bring proof of share ownership as of the record date, such as a bank or brokerage account statement and valid government-issued photo identification, such as a driver’s license or passport. If you want to vote your shares of Occidental common stock held in street name in person, you must get a legal proxy in your name from the bank, broker or other nominee that holds your shares of stock, and submit it with your vote.

If you are not a stockholder, you will be admitted only if you have an admission ticket, a valid legal proxy and valid government-issued photo identification, such as a driver’s license or passport.

For safety and security reasons, cell phones, laptops, tablets, recording equipment, other electronic devices, large bags, briefcases and packages will not be permitted in the Annual Meeting.

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Voting Instructions and Information

  Voting Rights

A Notice of Internet Availability or proxy card is being mailed beginning on or about March 28, 2019, to each stockholder of record as of the close of business on March 15, 2019, which is the record date for the determination of stockholders entitled to receive notice of, attend and vote at the Annual Meeting. As of the record date, Occidental had 747,877,572 shares of common stock outstanding. A majority of the outstanding shares of common stock must be represented at the Annual Meeting, in person or by proxy, to constitute a quorum and to transact business. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present. You will have one vote for each share of Occidental’s common stock you own. You may vote in person at the Annual Meeting or by proxy. Proxies may be submitted by telephone or by internet at www.proxyvote.com as explained on the Notice of Internet Availability and, if you received a proxy card or voting information form, by marking, signing and returning the card in the envelope provided. Voting via the internet is a valid proxy voting method under the laws of the state of Delaware, Occidental’s state of incorporation. You may not cumulate your votes.

Pursuant to Occidental’s by-laws, a complete list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder during normal business hours for 10 days prior to the Annual Meeting at Occidental’s headquarters and at the Annual Meeting.

  Director Election Requirements

Pursuant to Occidental’s by-laws, in an uncontested election, directors are elected by the majority of votes cast with respect to such director, meaning that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. Your broker may not vote your shares on this proposal unless you give voting instructions. Abstentions and broker non-votes have no effect on the vote. Any director who receives a greater number of votes “against” his or her election than votes “for” in an uncontested election must tender his or her resignation. Unless accepted earlier by the Board of Directors, such resignation will become effective on October 31st of the year of the election.

  Voting of Proxies

The Board of Directors has designated Ms. Hollub and Ms. Clark, and each of them, with the full power of substitution, to vote shares represented by all properly executed proxies. The shares will be voted in accordance with the instructions specified on the proxy card. If no instructions are specified on the proxy card, the shares will be voted:

■	FOR all director nominees (see page 11);

■	FOR the advisory vote to approve named executive officer compensation (see page 53);

■	FOR the ratification of the selection of KPMG as independent auditor (see page 54); and

■	AGAINST the stockholder proposal requesting to lower the stock ownership threshold to call a special meeting of stockholders (see page 56).

We are not aware of any matters to be presented at the Annual Meeting other than those described above. If any matters not described in this Proxy Statement are properly presented at the meeting, the proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned or postponed, the proxies can vote your shares at the adjournment or postponement as well.

  Vote Required to Approve the Stockholder Proposal

A majority of the shares of common stock represented at the Annual Meeting and entitled to vote must vote FOR the stockholder proposal for it to be approved. Your broker may not vote your shares on a stockholder proposal unless you give voting instructions. An abstention has the same effect as a vote AGAINST the proposal. Broker non-votes have no effect on the vote.

  Broker Votes

If your shares are held in street name, under NYSE rules, your broker can vote your shares on Proposal 3, with respect to the ratification of the selection of the independent auditor, but not with respect to the election of directors, the advisory vote to approve named executive officer compensation or the stockholder proposal (if properly presented). If your broker does not have discretion and you do not give the broker instructions, this will result in a broker non-vote, which will have no effect on the vote.

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  Revoking a Proxy or Changing Your Vote

You may revoke your proxy or change your vote before the Annual Meeting by filing a revocation with the Corporate Secretary of Occidental, by delivering to Occidental a valid proxy bearing a later date or by attending the Annual Meeting and voting in person.

  Confidential Voting Policy

All proxies, ballots and other voting materials are kept confidential, unless disclosure is required by applicable law or expressly requested by you, you include written comments on your proxy card or voting instruction form, or the proxy solicitation is contested. Occidental’s confidential voting policy is posted on Occidental’s website at www.oxy.com/Investors/Governance and also may be obtained by writing to the Corporate Secretary’s office, 5 Greenway Plaza, Suite 110, Houston, Texas 77046.

  Voting Results

The voting results will be included in a Current Report on Form 8-K filed with the SEC and available through the SEC’s website or Occidental’s website at www.oxy.com, within four business days following the Annual Meeting, and may also be obtained by writing to the Corporate Secretary’s office at the address above.

  Solicitation Expenses

The expense of this solicitation will be paid by Occidental. Morrow Sodali LLC has been retained to solicit proxies and to assist in the distribution and collection of proxy material for a fee estimated at $18,000 plus reimbursement of out-of-pocket expenses. Occidental also will reimburse banks, brokers, nominees and related fiduciaries for the expense of forwarding soliciting material to beneficial owners of its common stock. In addition, Occidental’s officers, directors and employees may solicit proxies but will receive no additional or special compensation for such work.

Stockholder Proposals for the 2020 Annual Meeting

Stockholders interested in submitting a proposal for inclusion in the proxy statement and proxy card relating to the 2020 Annual Meeting of Stockholders may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals must be addressed to Occidental’s Corporate Secretary at Occidental Petroleum Corporation, 5 Greenway Plaza, Suite 110, Houston, Texas 77046, and be received no later than the close of business on November 29, 2019.

Under Occidental’s by-laws, stockholders must follow certain procedures to introduce an item of business at an annual meeting that is not included in the proxy materials. These procedures require that any such item of business must be submitted in writing to the Corporate Secretary at Occidental Petroleum Corporation, 5 Greenway Plaza, Suite 110, Houston, Texas 77046. Notice of the proposed item of business must be received no earlier than February 10, 2020 and no later than March 1, 2020, and must include the information required by Occidental’s by-laws. A copy of the by-laws may be obtained by writing to the Corporate Secretary at the address listed above.

In either case, the stockholder submitting the proposal or a representative of the stockholder must present the proposal in person at the meeting.

The chairman of the meeting may refuse to allow the transaction of any item of business not presented in compliance with Occidental’s by-laws. In addition, the individuals named as proxies will have discretionary voting authority to vote against any such item of business.

Director Nominations for the 2020 Annual Meeting

  Nominating Policy

It is the policy of the Governance Committee to consider nominees to the Board of Directors recommended by stockholders. Pursuant to the Nominating Policy, which is available at www.oxy.com/Investors/Governance/Governance-Policies/Pages/ Nominations-for-Directors.aspx, stockholder recommendations must be received by the Corporate Secretary of Occidental no earlier than September 1 and no later than November 30 of the year preceding the annual meeting to be considered by the Governance Committee. Each recommendation must include the following information:

1.	As to each person whom the stockholder proposes for election or re-election as a director:

■	The name, age, business address and residence address of the person;

■	The principal occupation or employment of the person;

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■	The class or series and number of shares of capital stock of Occidental which are owned beneficially or of record by the person; and

■	Any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations of the SEC.

2.	As to the stockholder making the recommendation:

■	The name and address of record of such stockholder; and

■	The class or series and number of shares of capital stock of Occidental which are beneficially owned by the stockholder.

The stockholder’s recommendation must include the recommended person’s written consent to being named as a nominee and to serving as a director if elected.

In prior years, the Governance Committee has identified director candidates through the use of independent search firms, third-party recommendations, and the recommendations of directors and executive officers. The Governance Committee anticipates that, if a vacancy on the Board were to occur, it would use these sources as well as stockholder recommendations to identify candidates.

In deciding if a candidate recommended by a stockholder or identified by another source is qualified to be a nominee, it is the Governance Committee’s policy to consider:

■	Whether the candidate is independent as defined in Occidental’s Corporate Governance Policies and as applied with respect to Occidental and the stockholder recommending the nominee, if applicable;

■	Whether the candidate has the business experience, character, judgment, acumen and time to commit in order to make an ongoing positive contribution to the Board;

■	Whether the candidate would contribute to the Board achieving a diverse and broadly inclusive membership; and

■	Whether the candidate has the specialized knowledge or expertise, such as financial or audit experience, necessary to satisfy membership requirements for committees where specialized knowledge or expertise may be desirable.

If there is a vacancy and the Governance Committee believes that a recommended candidate has good potential for Board service, the Governance Committee will arrange an interview with the candidate. Pursuant to its charter, the Governance Committee will not recommend any candidate to the Board who has not been interviewed by the Governance Committee.

In accordance with its charter, the Governance Committee annually reviews its performance and reports its findings to the Board. The Governance Committee also assists the Board in performing its self-evaluation, which includes an assessment of whether the Board has the necessary diversity of skills, backgrounds and experiences to meet Occidental’s ongoing needs.

  Advance Notice Procedure to Nominate Candidates

Under Occidental’s by-laws, stockholders may nominate a person for election to the Board at an annual meeting by complying with the advance notice procedures in the by-laws and attending the annual meeting to make the necessary motion. For the 2020 Annual Meeting on Stockholders, the notice must be received no earlier than September 1, 2019 and no later than November 30, 2019 and include the information required by Article III, Section 2 of the by-laws.

  Proxy Access Procedure to Nominate Candidates

In 2015, with input from stockholders, the Board amended Occidental’s by-laws to permit a group of up to 20 stockholders, owning 3% or more of Occidental’s outstanding common stock continuously for at least three years to nominate and include in Occidental’s proxy materials directors constituting up to 20% of the Board, but not less than two directors, provided that the stockholder(s) and the nominee(s) meet the requirements in Article III, Section 15 of the by-laws. To be included in the 2020 proxy materials, director nominations pursuant to Article III, Section 15 must be received no earlier than October 30, 2019 and no later than November 29, 2019.

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APPENDIX A:	NON-GAAP FINANCIAL MEASURE

This Proxy Statement refers to return on capital employed (ROCE), which is a supplemental measure not calculated in accordance with generally accepted accounting principles in the United States (GAAP).

ROCE is defined by Occidental as net income plus after-tax net interest expense divided by average total debt plus stockholders’ equity (average of the beginning and ending totals for the current period). Management believes that ROCE is useful to investors when comparing our profitability and the efficiency with which management has employed capital over time relative to other companies. ROCE is not considered to be an alternative to net income reported in accordance with GAAP.

RETURN ON CAPITAL EMPLOYED (ROCE) (NON-GAAP)
$ in millions		2018	2017
Net income (GAAP)		$4,131
Interest and debt expense, net		389
Interest income		(33)
Income tax applicable to net interest expense		(75)
Net income before after-tax net interest expense (Non-GAAP)	A	$4,412

Debt, net at December 31, 2018		$10,317
Total stockholder’s equity at December 31, 2018		21,330
Total debt and stockholder’s equity at December 31, 2018		$31,647

Debt, net at December 31, 2017			$9,828
Total stockholder’s equity at December 31, 2017			20,572
Total debt and stockholder’s equity at December 31, 2017			$30,400

Average capital employed (Non-GAAP)	B	$31,024
ROCE (Non-GAAP)	A/B	14%

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This Proxy Statement is printed on Forest Stewardship Council®-certified paper that contains wood from well-managed forests, controlled sources and recycled wood or fiber.

ON THE COVER: Occidental’s Permian Basin operations in Texas

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OXY Occidental Petroleum Corporation

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VOTE BY INTERNET - www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on May 9, 2019 and, for participants of the Occidental Petroleum Corporation Savings Plan and the Retirement Savings Program for employees of Oxy Vinyls Canada Co., until 11:59 p.m. Eastern Time on May 7, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Occidental in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on May 9, 2019 and, for participants of the Occidental Petroleum Corporation Savings Plan and the Retirement Savings Program for employees of Oxy Vinyls Canada Co., until 11:59 p.m. Eastern Time on May 7, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E58502-P19042-Z74375-Z74374

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OCCIDENTAL PETROLEUM CORPORATION

This proxy is solicited on behalf of the Board of Directors of Occidental Petroleum Corporation.

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Spencer Abraham	☐	☐	☐
1b. Eugene L. Batchelder	☐	☐	☐
1c. Margaret M. Foran	☐	☐	☐
1d. Carlos M. Gutierrez	☐	☐	☐
1e. Vicki Hollub	☐	☐	☐
1f. William R. Klesse	☐	☐	☐
1g. Jack B. Moore	☐	☐	☐
1h. Avedick B. Poladian	☐	☐	☐
1i. Elisse B. Walter	☐	☐	☐

	For	Against	Abstain
The Board of Directors recommends a vote "FOR" management proposal 2:			
2. Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐
The Board of Directors recommends a vote "FOR" management proposal 3:			
3. Ratification of Selection of KPMG as Independent Auditor for the Fiscal Year Ending December 31, 2019	☐	☐	☐
The Board of Directors recommends a vote "AGAINST" stockholder proposal 4:			
4. Request to Lower Stock Ownership Threshold to Call Special Stockholder Meetings	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Please sign exactly as your name(s) appear(s) on the Proxy. If the shares are held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include their title and authority. Corporations should provide the full name of the corporation and the title of the authorized officer signing the Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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E58503-P19042-Z74375-Z74374

OCCIDENTAL PETROLEUM CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
Friday, May 10, 2019 at 9:00 a.m. Central Time

OXY **Occidental Petroleum Corporation**

proxy card

VICKI HOLLUB and NICOLE E. CLARK, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this proxy card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on May 10, 2019, and at any adjournment or postponement thereof, as if the undersigned were present and voting at the meeting.

The shares represented by this proxy will be voted as directed on the reverse side of this proxy card. **Where no direction is given, such shares will be voted FOR the election of each director nominee and FOR proposals 2 and 3; AGAINST proposal 4; and, in the proxies' discretion, on any other matters coming before the meeting or any adjournment or postponement thereof.** In the event any of the nominees named on the reverse side of this proxy card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

Your proxy will be kept confidential in accordance with the confidential voting policy described in the Proxy Statement and available on Occidental's website.

Continued and to be signed on reverse side

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OXY Occidental Petroleum Corporation

5 GREENWAY PLAZA, SUITE 110
HOUSTON, TX 77046

VOTE BY INTERNET - www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on May 7, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Occidental in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on May 7, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E58504-P19042-Z74375-Z74374

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OCCIDENTAL PETROLEUM CORPORATION
This proxy is solicited on behalf of the Board of Directors of Occidental Petroleum Corporation.

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Spencer Abraham	☐	☐	☐
1b. Eugene L. Batchelder	☐	☐	☐
1c. Margaret M. Foran	☐	☐	☐
1d. Carlos M. Gutierrez	☐	☐	☐
1e. Vicki Hollub	☐	☐	☐
1f. William R. Klesse	☐	☐	☐
1g. Jack B. Moore	☐	☐	☐
1h. Avedick B. Poladian	☐	☐	☐
1i. Elisse B. Walter	☐	☐	☐

The Board of Directors recommends a vote "FOR" management proposal 2:	For	Against	Abstain
2. Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐

The Board of Directors recommends a vote "FOR" management proposal 3:	For	Against	Abstain
3. Ratification of Selection of KPMG as Independent Auditor for the Fiscal Year Ending December 31, 2019	☐	☐	☐

The Board of Directors recommends a vote "AGAINST" stockholder proposal 4:	For	Against	Abstain
4. Request to Lower Stock Ownership Threshold to Call Special Stockholder Meetings	☐	☐	☐

THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED AS DIRECTED ABOVE. WHERE NO INSTRUCTION IS GIVEN, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATION COMMITTEE. IN ACCORDANCE WITH THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, YOUR VOTE MUST BE KEPT CONFIDENTIAL BY THE PLAN'S TRUSTEE.

Please sign exactly as your name(s) appear(s) on the Proxy. If the shares are held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include their title and authority. Corporations should provide the full name of the corporation and the title of the authorized officer signing the Proxy.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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E58505-P19042-Z74375-Z74374

OCCIDENTAL PETROLEUM CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
Friday, May 10, 2019 at 9:00 a.m. Central Time

OXY Occidental Petroleum Corporation

voting instruction card

TO THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
TRUSTEE OF THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN (THE "PLAN"):

I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on May 10, 2019, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. I understand that the Trustee will vote the shares which are held for my account pursuant to the Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment or postponement thereof.

My vote for the election of directors is indicated on the reverse side. Nominees are: Spencer Abraham, Eugene L. Batchelder, Margaret M. Foran, Carlos M. Gutierrez, Vicki Hollub, William R. Klesse, Jack B. Moore, Avedick B. Poladian and Elisse B. Walter. In the event any of the foregoing nominees are unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

I understand that in the event I do not return this card, or it is not received by May 7, 2019, any shares held for my account in the Plan will be voted by you, as Trustee, in accordance with the direction of the Plan's Administration Committee.

Continued and to be signed on reverse side

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Occidental Petroleum Corporation

5 GREENWAY PLAZA, SUITE 110
HOUSTON, TX 77046

VOTE BY INTERNET - www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on May 7, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Occidental in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on May 7, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E58506-P19042-Z74375-Z74374

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OCCIDENTAL PETROLEUM CORPORATION

This proxy is solicited on behalf of the Board of Directors of Occidental Petroleum Corporation.

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Spencer Abraham	☐	☐	☐
1b. Eugene L. Batchelder	☐	☐	☐
1c. Margaret M. Foran	☐	☐	☐
1d. Carlos M. Gutierrez	☐	☐	☐
1e. Vicki Hollub	☐	☐	☐
1f. William R. Klesse	☐	☐	☐
1g. Jack B. Moore	☐	☐	☐
1h. Avedick B. Poladian	☐	☐	☐
1i. Elisse B. Walter	☐	☐	☐

The Board of Directors recommends a vote "FOR" management proposal 2:	For	Against	Abstain
2. Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐
The Board of Directors recommends a vote "FOR" management proposal 3:	For	Against	Abstain
3. Ratification of Selection of KPMG as Independent Auditor for the Fiscal Year Ending December 31, 2019	☐	☐	☐
The Board of Directors recommends a vote "AGAINST" stockholder proposal 4:	For	Against	Abstain
4. Request to Lower Stock Ownership Threshold to Call Special Stockholder Meetings	☐	☐	☐

THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED AS DIRECTED ABOVE. WHERE NO INSTRUCTION IS GIVEN, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE DIRECTION OF THE PROGRAM'S RETIREMENT COMMITTEE.

Please sign exactly as your name(s) appear(s) on the Proxy. If the shares are held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include their title and authority. Corporations should provide the full name of the corporation and the title of the authorized officer signing the Proxy.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Back to Contents